TS&W SMALL CAP VALUE FUND LLC
                              5000 MONUMENT AVENUE
                            RICHMOND, VIRGINIA 23230

                                                                    July 9, 2003
Dear Unitholder:

         We are seeking your approval of a proposed reorganization of TS&W Small Cap Value Fund LLC, a Virginia limited liability company ("TS&W Small Cap Fund") with and into PBHG Small Cap Value Fund, an investment portfolio of PBHG Funds, a Delaware statutory trust and registered open-end investment company.

         The reorganization of TS&W Small Cap Fund with and into PBHG Small Cap Value Fund will result in the conversion of TS&W Small Cap Fund into a mutual fund registered under the Investment Company Act of 1940, as amended. The reorganization is being proposed so that TS&W Small Cap Fund unitholders can obtain the benefits of a registered mutual fund structure and so that TS&W Small Cap Fund's investment strategy can be made available to the general public. TS&W Small Cap Fund unitholders are expected to benefit from increased investment in PBHG Small Cap Value Fund, from the ability to purchase and redeem shares of PBHG Small Cap Value Fund daily, the ability to exchange their shares of PBHG Small Cap Value Fund with other investment portfolios of PBHG Funds, the ability to transfer shares of PBHG Small Cap Value Fund and the daily valuation of PBHG Small Cap Value Fund's assets and daily calculation of PBHG Small Cap Value Fund's net asset value. These anticipated benefits from the proposed combination of the funds may not be realized, or may not be achieved to the extent anticipated.

         Thompson, Siegel & Walmsley, Inc. serves as investment adviser to TS&W Small Cap Fund. Pilgrim Baxter & Associates, Ltd. will serve as investment adviser to PBHG Small Cap Value Fund and Thompson, Siegel & Walmsley, Inc. will serve as sub-adviser to PBHG Small Cap Value Fund. PBHG Small Cap Value Fund was created to facilitate the proposed transaction and has the same investment objective as TS&W Small Cap Fund. After the combination, the assets of TS&W Small Cap Fund will be invested in the same manner by the same portfolio managers.

         Thompson, Siegel & Walmsley, Inc., as managing member of TS&W Small Cap Fund, has concluded that combining TS&W Small Cap Fund with PBHG Small Cap Value Fund would serve the best interests of TS&W Small Cap Fund and its unitholders. The accompanying combined proxy statement and prospectus describes the proposed transaction and the investment strategies, operating expenses and performance history of the two funds for your evaluation.

         You are being asked to provide a written consent approving an Agreement and Plan of Reorganization among Thompson, Siegel & Walmsley, Inc., TS&W Small Cap Fund and PBHG Funds, which will govern the reorganization of TS&W Small Cap Fund into PBHG Small Cap Value Fund. You are also being asked to provide a written consent approving an amendment to TS&W Small Cap Fund's limited liability company operating agreement that will provide for the redemption of unitholders who do not consent to participate in the reorganization. After careful consideration, Thompson, Siegel & Walmsley, Inc., as managing member, recommends that you vote in favor of the reorganization and the operating agreement amendment and return the enclosed written consent in the enclosed postage paid return envelope.
                                           Sincerely,


                                           Frank H. Reichel, III
                                           President

                          TS&W SMALL CAP VALUE FUND LLC
                              5000 MONUMENT AVENUE
                            RICHMOND, VIRGINIA 23230
                                 (804) 353-4500

                            PBHG SMALL CAP VALUE FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                               Dated: July 9, 2003

         This document is being furnished to you in connection with the proposed reorganization of TS&W Small Cap Value Fund LLC, a Virginia limited liability company ("TS&W Small Cap Fund"), with and into PBHG Small Cap Value Fund (the "Reorganization"). Thompson, Siegel & Walmsley, Inc. ("TS&W"), as managing member of TS&W Small Cap Fund, is asking you to approve:

                    o an Agreement & Plan of Reorganization (the "Agreement") between TS&W Small Cap Fund and PBHG Funds acting on behalf of PBHG Small Cap Value Fund that provides for the combination of TS&W Small Cap Fund with PBHG Small Cap Value Fund; and

                    o an amendment to TS&W Small Cap Fund's limited liability company operating agreement (the "Operating Agreement") to provide for the redemption of unitholders who do not consent to participate in the Reorganization (the "Amendment").

         Approval of both the Agreement and the Amendment by TS&W Small Cap Fund's unitholders is a condition to consummation of the Reorganization.

         PBHG Small Cap Value Fund is an investment portfolio of PBHG Funds, an open-end, series management company. The investment objective of TS&W Small Cap Fund and PBHG Small Cap Value Fund are the same. Each seeks long-term growth of capital by investing primarily in small-cap stocks. TS&W serves as investment adviser to TS&W Small Cap Fund. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), will serve as investment adviser and TS&W will serve as sub-adviser to PBHG Small Cap Value Fund. See "Comparison of Investment Objectives, Policies and Restrictions."

         This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth concisely the information that you should know before deciding whether to sign and return the enclosed written consent approving the Reorganization and the Amendment. It should be read and retained for future reference. A Statement of Additional Information concerning the matters described in this Proxy Statement/Prospectus is available, without charge, upon written request to PBHG Funds at the address shown above, or by calling (800) 433-0051.

         The current prospectus of PBHG Small Cap Value Fund dated June 30, 2003 ("PBHG Small Cap Value Fund Prospectus") and the related Statement of Additional Information also dated June 30, 2003 have been filed with the SEC and are incorporated by reference herein. Copies of these documents are available without charge upon written request to PBHG Funds at the address shown above, or by calling (800) 433-0051. A copy of the PBHG Small Cap Value Fund prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectus and statement of additional information described above, material incorporated by reference, and other information about PBHG Funds. You can obtain additional information about PBHG Small Cap Value Fund at HTTP://WWW.PBHGFUNDS.COM.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                               TABLE OF CONTENTS
                                                                                                               PAGE


INTRODUCTION......................................................................................................1

SUMMARY ..........................................................................................................2
         The Reorganization.......................................................................................2
         The Amendment............................................................................................2
         Reasons for the Reorganization...........................................................................3
         Comparison of PBHG Small Cap Value Fund and TS&W Small Cap Fund..........................................4

RISK FACTORS......................................................................................................7

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS....................................................8
         Investment Objectives....................................................................................8
         Investment Policies......................................................................................8
         PBHG Small Cap Value Fund Portfolio Management...........................................................8
         Summary of Regulatory Differences for Investors..........................................................8
         Summary of Federal Income Tax Differences for Investors..................................................9

ADDITIONAL INFORMATION ABOUT THE AGREEMENT AND THE AMENDMENT.....................................................10
         Terms of the Reorganization.............................................................................10
         The Reorganization......................................................................................10
         The Amendment...........................................................................................11
         Reasons for the Reorganization..........................................................................11
         Other Terms.............................................................................................12
         Voting Information......................................................................................13
         Capitalization..........................................................................................13
         Federal Income Tax Consequences.........................................................................13
         Accounting Treatment....................................................................................15
         ERISA Considerations....................................................................................15

ADDITIONAL INFORMATION ABOUT THE FUNDS...........................................................................19
         Investment Management...................................................................................19
         Rights of Shareholders and Unitholders..................................................................20
         Information Incorporated by Reference...................................................................24

OWNERSHIP OF TS&W SMALL CAP FUND UNITS...........................................................................24
         Significant Holders.....................................................................................24

LEGAL MATTERS....................................................................................................25

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION....................................................25

ACTION REQUESTED.................................................................................................25


APPENDIX I.     Agreement and Plan of Reorganization

APPENDIX II.    Prospectus of PBHG Funds

APPENDIX III.   List of Securities

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of written consents by TS&W Small Cap Fund regarding the proposed combination of TS&W Small Cap Fund with PBHG Small Cap Value Fund and regarding a proposed amendment to TS&W Small Cap Fund's Operating Agreement. TS&W Small Cap Fund expects to solicit consents from its unitholders principally by mail, but may also solicit consents by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We estimate that the cost of solicitation will be approximately $1,000. Those costs will be paid by Pilgrim Baxter and TS&W.

         Approval of the combination of TS&W Small Cap Fund and PBHG Small Cap Value Fund (the "Reorganization") and the amendment to the Operating Agreement (the "Amendment") in each case requires the affirmative vote of unitholders owning a majority of the outstanding units of TS&W Small Cap Fund. To vote in favor of the Reorganization and the Amendment, you must sign and return the written consent that accompanies this Proxy Statement/Prospectus. If we do not receive your consent after a reasonable amount of time, we may contact you to remind you to vote your units.

         Unitholders of record as of the close of business on May 24, 2003 (the "Record Date"), are entitled to provide, or withhold, their consent to the Reorganization and the Amendment. On the Record Date, there were outstanding 1,081,285 units of TS&W Small Cap Fund. Each unit is entitled to one vote for each full unit held, and a fractional vote for a fractional unit held. If the Reorganization is approved, unitholders that choose to participate in the Reorganization, will receive PBHG Class shares of PBHG Small Cap Value Fund in the Reorganization. If the Amendment is approved, unitholders that choose not to participate in the Reorganization will, at the option of TS&W Small Cap Fund, have their units redeemed in cash or in kind on the day immediately preceding the date of consummation of the Reorganization, at their net asset value as of the close of business on the day immediately preceding the date of redemption.

         We intend to mail this Proxy Statement/Prospectus and the accompanying consent on or about July 9, 2003.

                                     SUMMARY

THE REORGANIZATION

         The Reorganization will result in the combination of TS&W Small Cap Fund with PBHG Small Cap Value Fund. TS&W Small Cap Fund is a Virginia limited liability company. PBHG Small Cap Value Fund is a newly created portfolio of PBHG Funds, a Delaware statutory trust.

         If the unitholders of TS&W Small Cap Fund approve the Agreement and other closing conditions are satisfied, including approval of the Amendment as described below, all of the assets of TS&W Small Cap Fund (other than those required to discharge TS&W Small Cap Fund's obligations) will be transferred to PBHG Small Cap Value Fund. Upon such transfer, PBHG Funds will issue PBHG Class shares of PBHG Small Cap Value Fund to TS&W Small Cap Fund. TS&W Small Cap Fund will then make a liquidating distribution of the PBHG Small Cap Value Fund shares so received to unitholders of TS&W Small Cap Fund. Each member of TS&W Small Cap Fund will receive a number of PBHG Class shares of PBHG Small Cap Value Fund with an aggregate net asset value equal to the aggregate net asset value of his or her units of TS&W Small Cap Fund. As soon as reasonably practicable after the transfer of its assets, TS&W Small Cap Fund will pay or make provision for payment of all its liabilities. TS&W Small Cap Fund will then dissolve its existence as a Virginia limited liability company.

         A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

         Unitholders will not pay any sales charge for PBHG Class shares of PBHG Small Cap Value Fund received in connection with the Reorganization. TS&W Small Cap Fund and PBHG Funds will receive an opinion of Hogan & Hartson L.L.P., to the effect that the Reorganization will constitute a transfer to a controlled corporation as described in Section 351(a) of the Internal Revenue Code of 1986, as amended, and thus that unitholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement and the Amendment - Federal Tax Consequences" below.

         PBHG Small Cap Value Fund is a diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal offices of PBHG Funds are located in Kansas City, Missouri (telephone: (800) 433-0051).

THE AMENDMENT

         TS&W is proposing the Amendment so that those unitholders who do not consent to participate in the Reorganization will have their units redeemed at their net asset value as of the close of business on the day immediately preceding the date of consummation of the Reorganization. The purpose of the Amendment is to ensure that the Reorganization complies with the requirements of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and the Department of Labor's Prohibited Transaction Exemption 97-41. See "Additional Information About the Agreement and the Amendment - ERISA Considerations."

         The Amendment revises Section 5.6 of the Operating Agreement to read as follows:

         5.6      TERMINATION OF MEMBERSHIP STATUS.

                  Unless otherwise determined by the Managing Member, a Member shall be deemed to have withdrawn from the LLC and redeemed all of the Member's Units, upon the Valuation Date next following the death or adjudication of incompetence of an individual Member, or the legal dissolution of any other Member. The Managing Member shall also have the right to require that a Member withdraw: (i) following the commencement of any proceedings by a creditor that may involve the levy or attachment of the Member's LLC Interest; (ii) to prevent the LLC or the Managing Member from becoming subject to any material restriction or penalty under any federal or state regulatory provisions, including without limitation the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); or (iii) to facilitate the conversion of the LLC into a registered investment company.

         It is a condition to consummation of the Reorganization that unitholders approve both the Agreement and the Amendment.

REASONS FOR THE REORGANIZATION

         TS&W, as managing member of TS&W Small Cap Fund, has determined that the reorganization of TS&W Small Cap Fund into PBHG Small Cap Value Fund is in the best interests of TS&W Small Cap Fund and its unitholders.

         Old Mutual plc, a financial services group based in the United Kingdom, acquired control of United Asset Management Corporation ("UAM") and UAM changed its name to Old Mutual (US) Holdings Inc. ("OMH"). OMH controls the investment adviser of TS&W Small Cap Fund, TS&W, and the investment adviser of PBHG Small Cap Value Fund, Pilgrim Baxter.

         TS&W Small Cap Fund is a private investment company that is not registered under the 1940 Act and whose units have been offered for sale in private placement transactions only to "accredited investors." TS&W and Pilgrim Baxter proposed the combination of TS&W Small Cap Fund and PBHG Small Cap Value Fund so that TS&W Small Cap Fund's unitholders can obtain the benefit of a registered mutual fund structure and so that the investment strategy utilized by TS&W Small Cap Fund could be offered to the general public through PBHG Funds. Accordingly, PBHG Small Cap Value Fund was created to facilitate the Reorganization with Pilgrim Baxter as its investment adviser and TS&W as its sub-adviser.

         PBHG Funds is a family of no-load funds which currently offers a wide range of actively managed, differentiated equity portfolios with over $5.9 billion in assets under management as of May 31, 2003. Shares of the investment portfolios of PBHG Funds are available for purchase through a wide array of distribution channels, in addition to their availability directly from PBHG Funds through a 1-800 telephone number. These distribution channels include mutual fund supermarkets, registered investment advisors, financial planners and broker/dealers. In addition, PBHG Funds intends to increase the distribution channels through which its portfolios are offered by creating separate load classes of shares. PBHG Funds intends to make shares of PBHG Small Cap Value Fund available for purchase through each of these channels and believes that the historical performance track record of TS&W Small Cap Fund combined with PBHG Funds' strong brand recognition in each of those channels creates an attractive investment product with very good sales potential.

         In evaluating the proposed Reorganization, TS&W considered a number of factors, including:

     o The similarity of the investment objectives and principal investment strategies of the two funds.

     o   The continuity of investment management.

     o   The potential for greater operating efficiencies of the combined funds.

     o   The tax-free nature of the Reorganization for income tax purposes.

     o   The comparative expenses of the two funds.

         After considering these factors, TS&W concluded that the proposed Reorganization will provide TS&W Small Cap Fund unitholders with the benefit of a registered mutual fund structure and that it is the best way to make TS&W Small Cap Fund's investment discipline available to the general public. TS&W Small Cap Fund unitholders are expected to benefit from the ability to purchase and redeem shares of PBHG Small Cap Value Fund daily and from the ability to exchange their shares for shares of other investment portfolios of PBHG Funds. The operating expenses of PBHG Small Cap Value Fund will be higher than those of TS&W Small Cap Fund by approximately 0.50%. Pilgrim Baxter has contractually agreed to limit the expenses of PBHG Small Cap Value Fund to 1.50% per annum. That commitment expires March 31, 2004 and the total operating expenses of PBHG Small Cap Value Fund may increase thereafter. However, the increased assets that may be associated with sales of additional shares may benefit TS&W Small Cap Fund unitholders by creating economies of scale that may result in lower expense ratios and a more stable base of assets for management going forward.

         For additional information concerning the Agreement see "Additional Information About the Agreement and the Amendment."

COMPARISON OF PBHG SMALL CAP VALUE FUND AND TS&W SMALL CAP FUND

         INVESTMENT OBJECTIVE AND STRATEGIES

         PBHG Small Cap Value Fund was created to facilitate the Reorganization. The investment objective of PBHG Small Cap Value Fund is the same as that of TS&W Small Cap Fund. Each seeks long-term growth of capital by investing primarily in small-cap stocks.

         PBHG Small Cap Value Fund will follow the same investment strategies TS&W Small Cap Fund uses to seek to achieve its investment objective. PBHG Small Cap Value Fund invests primarily in common stocks of small-cap companies that present a value or potential worth that is not recognized by prevailing market prices.

         INVESTMENT ADVISORY SERVICES

         TS&W is the investment adviser to TS&W Small Cap Fund. Pilgrim Baxter will serve as investment adviser to PBHG Small Cap Value Fund and TS&W will serve as the sub-adviser to PBHG Small Cap Value Fund. Pilgrim Baxter and TS&W expect that the same investment professionals that manage TS&W Small Cap Fund will continue to manage PBHG Small Cap Value Fund after the Reorganization. For more information concerning the investment advisory services provided to PBHG Small Cap Value Fund by Pilgrim Baxter and TS&W and the fees they receive for those services, see "Additional Information About the Funds - Investment Management."

         SALES CHARGES

         No sales charges are applicable to the Reorganization.

         PERFORMANCE

         PBHG Small Cap Value Fund has the same investment objective and will follow the same investment strategies as TS&W Small Cap Fund but has not commenced business operations. As a result, no historical performance information is available for PBHG Small Cap Value Fund.

         OPERATING EXPENSES

         TS&W, as managing member, pays most of the general operating expenses of TS&W Small Cap Fund and provides appropriate office space, secretarial services and equipment for TS&W Small Cap Fund. The operating expenses TS&W Small Cap Fund pays directly include fixed, transaction and other portfolio execution fees, expenses incurred directly in connection with the admission of new unitholders or the acceptance of additional investments, attorneys' fees, auditing and accounting expenses, and investment expenses. Investment expenses include commissions, research fees, custodial fees, bank service fees, expenses incurred in connection with the sale of units and any other reasonable expenses related to the purchase, sale or transfer of TS&W Small Cap Fund assets as determined in TS&W's sole discretion. In addition, TS&W Small Cap Fund pays or reimburses TS&W for costs incurred in connection with the registration, or the qualification for exemption from registration, of TS&W Small Cap Fund and its units.

         In consideration of TS&W paying the general operating expenses of TS&W Small Cap Fund and for administering its day-to-day affairs, including management of the fund's investment portfolio, the fund pays to TS&W an annual fee equal to 1.00%, payable monthly based on the fund's assets as of the beginning of each month. Information on the annual operating expenses of TS&W Small Cap Fund, based upon those incurred in its most recent fiscal year, is shown below. Pro forma estimated expenses of PBHG Small Cap Value Fund, giving effect to the Reorganization, are also provided. PBHG Small Cap Value Fund will not commence operations, and will have no assets, prior to completion of the Reorganization.

                                                                                      PBHG Small Cap Value Fund
                                                  TS&W SMALL CAP FUND                         PRO FORMA
                                                  -------------------                 -------------------------
Management Fees                                          1.00%                                  1.00%
Other Expenses                                             -                                   0.76%(1)
Total Annual Fund Operating Expenses
                                                         1.00%                                  1.76%
                                                         -----                                  -----
Fee waiver and/or expense reimbursement                    -                                    0.26%
                                                        ------                                  -----
Net expenses                                             1.00%                                 1.50%(2)
                                                        =====                                  =====

-----------------

(1)  Additional information about Other Expenses is set forth under "ERISA Considerations
     - Fee Statement" on page 17 of this Proxy Statement/Prospectus.

(2)  For the fiscal year ending March 31, 2004, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by PBHG Small Cap
     Value Fund and to pay certain expenses of the fund to the extent necessary to ensure that the total annual fund operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.50%. Reimbursement by PBHG Small Cap
     Value Fund of the advisory fees waived or limited and other expenses paid by Pilgrim
     Baxter after March 31, 2004, pursuant to this expense limitation agreement, may be made at a later time when PBHG Small Cap Value Fund has reached a sufficient asset size to permit reimbursement to be made without causing the annual expense ratio of
     PBHG Small Cap Value Fund to exceed 1.50%.

         HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

         This example can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which reflect net operating expenses with expense waivers for the one year period and total operating expenses without fee waivers for years two and three) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        ONE               THREE
                                                       YEAR               YEARS
         TS&W Small Cap Fund                           $102                $318
         PBHG Small Cap Value Fund Pro Forma           $153                $529


         DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

         Units of TS&W Small Cap Fund are offered only in private placement transactions to "accredited investors" as defined under Regulation D of the Securities Act of 1933, as amended (the "1933 Act").

         Ordinarily, the minimum initial investment in units by a prospective investor is $200,000. TS&W may, in its discretion, accept initial investments of less than $200,000. Unitholders may not transfer any portion of their units without the prior written consent of TS&W, which may be withheld for any reason. Unitholders may not redeem their units for a period of six months after their initial investment. After such six month period, unitholders may elect to redeem all or any portion of their units as of the end of any month by giving written notice at least ten days prior to the end of such month.

         Shares of PBHG Small Cap Value Fund are distributed by PBHG Fund Distributors. You may purchase shares of PBHG Small Cap Value Fund at the net asset value of such shares next calculated after the fund's transfer agent or authorized representative accepts your order. The minimum initial investment is $2,500 ($2,000 for IRA accounts). You may sell shares of PBHG Small Cap Value Fund at their net asset value any day the New York Stock Exchange is open for business.

         The PBHG Small Cap Value Fund Prospectus attached to this Proxy Statement/Prospectus contains a more detailed discussion of the share purchase, redemption and exchange procedures for PBHG Small Cap Value Fund.

         FURTHER INFORMATION

         Additional information concerning PBHG Small Cap Value Fund is contained in this Proxy Statement/Prospectus and in the PBHG Small Cap Value Fund Prospectus that is attached hereto as Appendix II.

                                       RISK FACTORS

         INVESTMENT RELATED RISKS

         Because TS&W Small Cap Fund and PBHG Small Cap Value Fund have the same investment objective and strategies, the risks of an investment in the funds are the same. The risks associated with ownership of PBHG Small Cap Value Fund shares are described below.

         The value of your investment in the fund may go down, which means you could lose money.

         The price of the securities in the fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

         The fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the fund may never reach what TS&W believes are their full worth and may go down in price.

         Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

         Although the fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

         For additional information on risks involved in investing in specific securities, see "More About the Funds - Risks and Returns" in the PBHG Small Cap Value Fund Prospectus attached as Appendix II to this Proxy
Statement/Prospectus.

         REGULATORY RELATED RISKS

         PBHG Funds is registered under the 1940 Act, and its securities are registered under the 1933 Act. These laws require PBHG Funds and PBHG Small Cap Value Fund to comply with certain restrictions and regulations. The purpose of these regulations is to help protect investors.

         By contrast, TS&W Small Cap Fund is not registered under the 1940 Act in reliance on an exception provided by Section 3(c)(1) of the 1940 Act. TS&W Small Cap Fund's units of membership interest are also not registered under the 1933 Act in reliance on Section 4(2) of the 1933 Act. Consequently, TS&W Small Cap Fund is subject to less federal and state regulation and supervision than PBHG Small Cap Value Fund. Although the investment restrictions and other protections applicable to the funds may protect investors, they may also prevent PBHG Small Cap Value Fund from pursuing investment opportunities that may be available to TS&W Small Cap Fund.

         TAX RELATED RISKS

         It is expected that the Reorganization will be a tax-free transaction to TS&W Small Cap Fund and PBHG Small Cap Value Fund, and to the unitholders to the extent that they receive PBHG Small Cap Value Fund shares in exchange for their units. However, no advance ruling will be sought from the Internal Revenue Service ("IRS") as to the tax consequences of the Reorganization. See "Federal Income Tax Consequences."

         If TS&W Small Cap Fund must liquidate investments to redeem the interests of dissenting unitholders, the sales may result in additional taxable income to the unitholders.

         The Reorganization may have other certain tax risks to particular unitholders, depending upon their individual tax characteristics and other circumstances.

              COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

         The investment objective of TS&W Small Cap Fund and PBHG Small Cap Value Fund are the same. Each seeks long-term growth of capital by investing primarily in small cap stocks.

INVESTMENT POLICIES

         PBHG Small Cap Value Fund has adopted investment policies that will allow it to follow the same investment strategies as TS&W Small Cap Fund. The investment policies of PBHG Small Cap Value Fund are described below.

         Under normal market conditions, the fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of the June 30, 2003 reconstitution, the market capitalization range of the Russell 2000(R) Value Index was $100 million to $1.3 billion. The size of the companies in the Russell 2000(R) Value Index and those on which TS&W intends to focus the fund's investments will change with market capitalizations and the composition of the index. The fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing the fund. The fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

PBHG SMALL CAP VALUE FUND PORTFOLIO MANAGEMENT

         On behalf of TS&W, Frank H. Reichel, III has primary responsibility for the day-to-day management of PBHG Small Cap Value Fund. For more information on the composition of the team managing the fund, please see the Statement of Additional Information.

SUMMARY OF REGULATORY DIFFERENCES FOR INVESTORS

         TS&W Small Cap Fund is a private investment company not registered under the 1940 Act in reliance on an exception provided by Section 3(c)(1) of the 1940 Act. PBHG Small Cap Value Fund intends to operate as a diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the 1940 Act - commonly known as a mutual fund. As a registered investment company, PBHG Small Cap Value Fund is subject to the limitations and restrictions of the 1940 Act.

         As a private investment company, TS&W Small Cap Fund is subject to less regulation than PBHG Small Cap Value Fund. Generally, the limitations to which TS&W Small Cap Fund is subject are contained in the Operating Agreement and are imposed by ERISA. The Operating Agreement expressly permits the fund, in the normal course of its business, to enter into transactions with any or all unitholders or their affiliates so long as the price and other terms of such transactions are fair to the fund and that the price and other terms of such transactions are not less favorable to the fund than those generally prevailing with respect to comparable transactions between unrelated parties. The Operating Agreement does not contain any other restrictions on the fund's investments or the type of transactions into which the fund may enter, except that TS&W Small Cap Fund may not enter into any transaction that may result in a violation of the fiduciary duty rules of ERISA, including transactions with affiliates.

         The 1940 Act, by contrast, requires PBHG Small Cap Value Fund, among others things, to maintain a board of trustees that has overall responsibility for management of the fund, at least 40% of which must be disinterested persons of the fund. PBHG Small Cap Value Fund intends to maintain a board of trustees the majority of which are independent trustees. The maintenance of such board may result in additional expenses to PBHG Small Cap Value Fund.

         The 1940 Act also prohibits certain transactions between an investment company and its affiliates. For example, PBHG Small Cap Value Fund generally may enter into transactions with its affiliates for the purchase or sale of securities or other property only where certain requirements are met. Finally, as a diversified investment company under the 1940 Act, PBHG Small Cap Value Fund must meet certain diversification requirements such that, with respect to at least 75% of its total assets, no more than 5% of such assets may be invested in any one issuer and it may not own more than 10% of the voting securities of any one issuer. Pilgrim Baxter and TS&W do not anticipate that such restrictions will have a material impact on the management of PBHG Small Cap Value Fund. The underlying assets of PBHG Small Cap Value Fund will not, however, be deemed to include assets of employee benefit plans that purchase shares in PBHG Small Cap Value Fund. Pilgrim Baxter and TS&W, as adviser and sub-adviser of PBHG Small Cap Value Fund, respectively, will not be deemed to be fiduciaries of ERISA plan investors by virtue of these positions. See "ERISA Considerations."

SUMMARY OF FEDERAL INCOME TAX DIFFERENCES FOR INVESTORS

         TS&W Small Cap Fund is not subject to federal income tax because it is treated as a partnership for Federal income tax purposes. PBHG Small Cap Value Fund intends to elect to be treated as a "regulated investment company" for Federal income tax purposes and, as such, to operate so that it will not be liable for federal income or excise tax.

         In order to qualify as a regulated investment company for Federal income tax purposes, among other things, PBHG Small Cap Value Fund must meet the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Thus, at the close of each calendar quarter of PBHG Small Cap Value Fund's taxable year, at least 50% of its total assets must be invested in cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities. For purposes of the 50% test, however, if more than 5% of the value of the fund's total assets are invested in the securities of any one issuer, none of those securities may be included. Likewise, if the fund owns more than 10% of the voting securities of a single issuer, none of those securities qualifies either. The tax consequences of holding PBHG Small Cap Value Fund shares are different from the tax consequences of holding units in TS&W Small Cap Fund. As a unitholder, you must report your share of TS&W Small Cap Fund's income, gains, losses, deductions and credits on your individual federal income tax return, whether or not you receive distributions from TS&W Small Cap Fund. Your share of these items of TS&W Small Cap Fund has been includable in your individual federal taxable income for the period during which such items have been realized by TS&W Small Cap Fund. Moreover, each item has had the same tax characteristics (for example, as ordinary income or as capital gain) as such item had when realized by TS&W Small Cap Fund.

         As a shareholder of PBHG Small Cap Value Fund, you will pay tax on fund distributions that you receive each year even if you reinvest those distributions in additional shares of PBHG Small Cap Value Fund to the extent you are subject to federal income taxation. Although you will generally not be taxed on any undistributed investment income and capital gains of PBHG Small Cap Value Fund, PBHG Small Cap Value Fund intends to distribute all of its net investment income and all of its capital gains at least annually. (Any undistributed capital gains would be includable in your taxable income if PBHG Small Cap Value Fund elects to pass through a tax credit for capital gains taxes it pays, and you would be credited with your portion of the tax paid by PBHG Small Cap Value Fund on these undistributed capital gains.) PBHG Small Cap Value Fund's distribution of net investment income (which includes short-term capital gain) is taxable to you as ordinary income and will generally be taxable to you as dividend income only to the extent attributable to dividends received by PBHG Small Cap Value Fund. PBHG Small Cap Value Fund's distribution of long-term capital gain is taxable to you as long-term capital gain. Unlike a unitholder in TS&W Small Cap Fund, you may not currently deduct any portion of any net losses of PBHG Small Cap Value Fund.

         Unitholders who are not U.S. citizens or residents and who are not otherwise engaged in a trade or business in the United States (as defined by the Code) generally are not subject to U.S. withholding tax on their share of TS&W Small Cap Fund's realized capital gains. PBHG Small Cap Value Fund shareholders who are not U.S. citizens or residents and are not engaged in a U.S. trade or business generally are subject to withholding tax at a 30% rate on fund distributions that are not attributable to long-term capital gain.

               ADDITIONAL INFORMATION ABOUT THE AGREEMENT AND THE AMENDMENT

TERMS OF THE REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. The reasons for the proposed Reorganization and significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Appendix I to this Proxy
Statement/Prospectus.

THE REORGANIZATION

         Pursuant to the Agreement, all of the assets of TS&W Small Cap Fund (other than those required to discharge TS&W Small Cap Fund's obligations) will be transferred to PBHG Small Cap Value Fund. Upon such transfer, PBHG Funds will issue PBHG Class shares of PBHG Small Cap Value Fund to TS&W Small Cap Fund. TS&W Small Cap Fund will then make a liquidating distribution of the PBHG Small Cap Value Fund shares so received to unitholders of TS&W Small Cap Fund. Each unitholder of TS&W Small Cap Fund will receive a number of PBHG Class shares of PBHG Small Cap Value Fund with an aggregate net asset value equal to the aggregate net asset value of his or her units of TS&W Small Cap Fund. As soon as reasonably practicable after the transfer of its assets, TS&W Small Cap Fund will pay or make provision for payment of all its liabilities. TS&W Small Cap Fund will then terminate its existence.

         Consummation of the Reorganization (the "Closing") is expected to occur on July 25, 2003 at 4:30 p.m., Eastern Time (the "Effective Time"), unless otherwise agreed by the parties.

THE AMENDMENT

         TS&W is proposing the Amendment to facilitate the Reorganization in accordance with applicable law. Under the terms of the Amendment, those unitholders who do not consent to participate in the Reorganization will, at the option of TS&W Small Cap Fund have their units redeemed in cash or in kind, as of the close of business on the day immediately preceding the date of consummation of the Reorganization based on the units' net asset value and in accordance with ERISA and the Department of Labor's Prohibited Transaction Exemption 97-41. See "Additional Information About the Agreement and the Amendment - ERISA Considerations."

         The Amendment revises Section 5.6 of the Operating Agreement to read as follows:

         5.6      TERMINATION OF MEMBERSHIP STATUS.

                           Unless otherwise determined by the Managing Member, a
                  Member shall be deemed to have withdrawn from the LLC and redeemed all of the Member's Units, upon the Valuation Date next following the death or adjudication of incompetence of an individual Member, or the legal dissolution of any other Member. The Managing Member shall also have the right to require that a Member withdraw: (i) following the commencement of any proceedings by a creditor that may involve the levy or attachment of the Member's LLC Interest; (ii) to prevent the LLC or the Managing Member from becoming subject to any material restriction or penalty under any federal or state regulatory provisions, including without limitation the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); or (iii) to facilitate the conversion of the LLC into a registered investment company.

         It is a condition to consummation of the Reorganization that unitholders approve both the Agreement and the Amendment.

REASONS FOR THE REORGANIZATION

         TS&W, as managing member of TS&W Small Cap Fund, is seeking your consent to the Reorganization and the Amendment. TS&W believes that the Reorganization is in the best interests of TS&W Small Cap Fund and its unitholders. Accordingly, TS&W recommends that you vote for approval of the Reorganization and the Amendment by signing and returning the written consent that accompanies this Proxy Statement/Prospectus in the enclosed postage paid return envelope.

         TS&W Small Cap Fund is a Virginia limited liability company that commenced operations in September 2000. TS&W acts as investment adviser to TS&W Small Cap Value Fund. TS&W Small Cap Fund invests primarily in common stock of small cap companies that present a value or potential worth that is not recognized by prevailing market prices. TS&W Small Cap Fund units have been offered for sale in private placement transactions only to accredited investors. As of July 1, 2003, TS&W Small Cap Fund had 47 investors and net assets of approximately $16,557,284.

         PBHG Funds is a family of no-load mutual funds that currently offers a wide range of actively managed, differentiated equity portfolios with over $5.9 billion in assets under management as of May 31, 2003. Shares of the investment portfolios of the PBHG Funds are available for purchase through a wide array of distribution channels. The distribution channels include mutual fund supermarkets, registered investment advisors, financial planners and broker-dealers. In addition, PBHG Funds intends to increase the distribution channels through which its portfolios are offered by creating separate load classes of shares.

         TS&W and Pilgrim Baxter have proposed the Reorganization so TS&W Small Cap Fund unitholders can receive the benefits of a registered mutual fund structure and so that the investment strategy of TS&W Small Cap Fund can be offered to the general public. PBHG Small Cap Value Fund was created to facilitate the Reorganization and has the same investment objective and will utilize the same investment strategies as TS&W Small Cap Fund. Pilgrim Baxter will act as investment adviser and TS&W will act as investment sub-adviser to PBHG Small Cap Value Fund. After the Reorganization, the assets of PBHG Small Cap Value Fund will be invested in the same manner by the same portfolio managers.

         TS&W believes the combination of TS&W Small Cap Fund with PBHG Small Cap Value Fund is in the best interests of TS&W Small Cap Fund's unitholders. In reaching this conclusion, TS&W considered the primary advantages of the combination including:

     o the ability to purchase and redeem shares of PBHG Small Cap Value Fund daily;

     o the ability to exchange shares of PBHG Small Cap Value Fund for shares of other funds within PBHG Funds;

     o   the ability to transfer PBHG Small Cap Value Fund shares; and

     o the daily valuation of PBHG Small Cap Value Fund assets and daily calculation of PBHG Small Cap Value Fund's net asset value.

         TS&W also considered the substantial similarity of the investment objectives and strategies of the two funds, the anticipated tax-free treatment of the Reorganization and the fees to be paid by TS&W Small Cap Fund both before and after the Reorganization.

         Initially, PBHG Small Cap Value Fund's total operating expenses are expected to be 1.50% versus 1.00% for TS&W Small Cap Fund. Pilgrim Baxter has contractually agreed until March 31, 2004, to waive that portion of its annual management fee and to pay certain expenses of the fund to the extent necessary to ensure that PBHG Small Cap Value Fund's total annual fund operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.50%. TS&W and Pilgrim Baxter further believe that TS&W Small Cap Fund's historical performance record may allow PBHG Small Cap Value Fund to attract additional assets through the sale of fund shares. Increased assets could provide economies of scale, resulting in potentially lower expense ratios for PBHG Small Cap Value Fund shareholders.

OTHER TERMS

         Completion of the Reorganization is subject to various conditions, including the following:

     o All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the SEC and state securities commissions, to permit the parties to carry out the transactions contemplated by the Agreement shall have been received;

     o The Agreement, the Amendment and related matters shall have been approved by the affirmative vote of the unitholders of TS&W Small Cap Fund; and

     o An order shall have been issued by the SEC exempting the Reorganization from the provisions of Section 17(a) of the 1940 Act.

VOTING INFORMATION

         TS&W is soliciting the written consent of each unitholder to (i) approval of the Amendment; and (2) approval of the Agreement.

         In order to approve the Amendment and the Agreement, TS&W must obtain, in each case, the affirmative vote of unitholders owning a majority of the outstanding units of TS&W Small Cap Fund. TS&W recommends that you vote for approval of the Amendment and for approval of the Agreement.

         It is a condition to consummation of the Reorganization that TS&W Small Cap Fund unitholders approve both the Agreement and the Amendment.

CAPITALIZATION

         The following tables set forth as of March 31, 2003, (i) the capitalization of PBHG Small Cap Value Fund shares (which will have no assets prior to the Reorganization), (ii) the capitalization of TS&W Small Cap Fund units, and (iii) the pro forma capitalization of PBHG Small Cap Value Fund shares as adjusted to give effect to the transactions contemplated by the Agreement.

                                    PBHG SMALL CAP             TS&W SMALL CAP                PRO FORMA
                                  VALUE FUND SHARES              FUND UNITS                  COMBINED
                                  -----------------             -------------                ----------
Net Assets                                $0                       $14,287,226              $14,287,226
Shares/Units Outstanding                   0                         1,081,285                1,081,285
Net Asset Value Per Share                 $0                            $13.21                   $13.21


FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to be a tax-free transaction to TS&W Small Cap Fund and PBHG Small Cap Value Fund, and to the unitholders to the extent they receive only PBHG Small Cap Value Fund shares in exchange for their units, but no advance ruling will be sought from the IRS as to the tax consequences of the Reorganization. The Reorganization may not occur unless counsel to TS&W Small Cap Fund provides an opinion at closing, acceptable in form and substance to TS&W Small Cap Fund and PBHG Funds, stating that for federal income tax purposes the Reorganization constitutes a transfer to a controlled corporation as described in Section 351(a) of the Code, followed by a liquidation of TS&W Small Cap Fund under Section 731 of the Code, in which, except as described below, no gain or loss will be recognized by a unitholder in TS&W Small Cap Fund who receives only PBHG Small Cap Value Fund shares in liquidation of its interest in TS&W Small Cap Fund. The opinion will not be binding on the IRS or the courts. The conclusions stated in the opinion will be based on certain facts, assumptions, and representations as well as current law and authorities. Any law or authorities relied on to support the opinion are subject to change and these changes may be retroactive. Accordingly, there can be no assurance that the IRS will not seek to assert a contrary position.

         If, during the Reorganization, TS&W Small Cap Fund transfers debt securities to PBHG Small Cap Value Fund that were purchased at a discount, such transfer could result in the recognition of income to TS&W Small Cap Fund upon its distribution in liquidation of PBHG Small Cap Value Fund shares, in an amount equal to the accrued market discount on those securities as of the Closing Date. TS&W Small Cap Fund does not expect to transfer any debt securities with accrued market discount.

         If, as intended, the Reorganization constitutes a transfer to a controlled corporation as described in Section 351(a) of the Code, the following summarizes the expected material federal income tax consequences to the unitholders in an Exchange:

     o The transfer by TS&W Small Cap Fund of all its assets, subject to its liabilities, to PBHG Small Cap Value Fund in exchange for shares of PBHG Small Cap Value Fund will not result in the recognition of gain or loss to TS&W Small Cap Fund or its unitholders except as follows: (i) to the extent that the liabilities of TS&W Small Cap Fund exceed the adjusted basis of its assets, (ii) TS&W Small Cap Fund receives any consideration other than common shares of PBHG Small Cap Value Fund, and (iii) as described above, if TS&W Small Cap Fund transfers debt securities to PBHG Small Cap Value Fund that were purchased at a discount.

     o The receipt of PBHG Small Cap Value Fund shares by a unitholder from TS&W Small Cap Fund will not cause taxable gain or loss to be recognized by the unitholder. Gain may be recognized if any cash actually distributed or deemed to be distributed in connection with the dissolution and liquidation of TS&W Small Cap Fund exceeds the unitholder's adjusted tax basis in its units. A decrease in a unitholder's allocable share of TS&W Small Cap Fund liabilities will be deemed to be a cash distribution.

     o A unitholder's holding period with respect to PBHG Small Cap Value Fund shares it receives in the Reorganization will include TS&W Small Cap Fund's holding period of such shares, but it will not include the unitholder's holding period with respect to its units. As a result, a unitholder's holding period with respect to PBHG Small Cap Value Fund shares it receives in the Reorganization may be shorter than the unitholder's holding period with respect to its units. Because of the preferential tax rates applicable to long-term capital gain, such reduction in holding periods could increase the future tax liability of certain unitholders. For example, if a unitholder experiences a reduction in holding period and then redeems PBHG Small Cap Value Fund shares within the year following the receipt of fund shares, the unitholder could be taxed on gains from the redemption at a higher rate than if the Reorganization had not occurred and the unitholder redeemed its units at the same point in time. This result would obtain if the reduction in holding period caused the gains from the redemption to be treated as short-term rather than long-term capital gains.

     o A unitholder's basis in PBHG Small Cap Value Fund's shares will be equal to the unitholder's adjusted basis of its former TS&W Small Cap Fund interest (adjusted to take into account income, gain or loss recognized with respect to TS&W Small Cap Fund for the tax year in which the Reorganization occurs) minus the amount of cash, if any, received or deemed received from TS&W Small Cap Fund in connection with the dissolution and liquidation of TS&W Small Cap Fund

         A unitholder that does not participate in the Reorganization and instead has its interests in TS&W Small Cap Fund redeemed, will recognize gain or loss equal to the difference between the amount of cash received from TS&W Small Cap Fund and the unitholder's adjusted basis in its units. Such gain or loss will generally be capital gain or loss if such units are held as a capital asset. The capital gain or loss will be long-term capital gain or loss if the unitholder has held the units for at least one year.

         Moreover, if TS&W Small Cap Fund must liquidate its investments to redeem the interests of dissenting unitholders prior to the Reorganization, the sales may result in additional taxable income to all of the unitholders for the tax year of TS&W Small Cap Fund in which it liquidates such investment.

         Each unitholder must include in taxable income for its tax year its share of TS&W Small Cap Fund income for any TS&W Small Cap Fund tax year that ends with or within that unitholder's tax year. Because TS&W Small Cap Fund's current year will end when TS&W Small Cap Fund is liquidated, a unitholder may have to pay taxes on TS&W Small Cap Fund income sooner than would be required if TS&W Small Cap Fund remained in existence until the normal end of its tax year.

         The foregoing discussion is based on the Code and applicable regulations in effect as of the date of this Proxy Statement/Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to PBHG Small Cap Value Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect.

         This discussion is general in nature and is not intended as tax advice. The discussion does not address all aspects of federal income taxation that may be relevant to specific taxpayers and their particular circumstances. Unitholders should consult their own tax advisors regarding any personal tax issues relating to the Reorganization, including federal, state, local and, if applicable, foreign tax consequences.

ACCOUNTING TREATMENT

         The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to PBHG Small Cap Value Fund of the assets of TS&W Small Cap Fund will be the same as the book cost basis of such assets to TS&W Small Cap Fund.

ERISA CONSIDERATIONS

         ERISA imposes certain fiduciary obligations and prohibited transaction restrictions on employee pension and welfare benefit plans sponsored by private sector employers or unions. Section 4975 of the Code imposes similar prohibited transaction restrictions of ERISA-regulated employee pension plans and IRAs. These fiduciary and prohibited transaction rules apply, in pertinent part, in connection with the management of the assets of ERISA-regulated benefit plans and IRAs. Because more than 25% of the interests in TS&W Small Cap Fund are held by ERISA-regulated benefit plans ("ERISA Plan Investors"), IRAs ("IRA Investors"), and other employee benefit plans, under U.S. Department of Labor regulations under ERISA, the portfolio securities and other assets of the TS&W Small Cap Fund are considered to be held directly by ERISA Plan Investors and IRA Investors. Also, TS&W is deemed to be a fiduciary to each of these investors, and the fiduciary prohibited transaction rules of ERISA and the Code apply to transactions involving the assets of the TS&W Small Cap Fund.

         Because TS&W and Pilgrim Baxter are both owned by Old Mutual, and because TS&W serves as adviser of TS&W Small Cap Fund and will serve as sub-adviser to the PBHG Small Cap Value Fund, the transactions contemplated by the Reorganization will constitute a prohibited transaction under section 406 of

ERISA, and section 4975 of the Code, in the absence of an applicable regulatory or administrative exemption. DOL Prohibited Transaction Exemption 97-41 ("PT 97-41") provides such an exemption if certain conditions are met. TS&W and TS&W Small Cap Fund intend to rely on PT 97-41 in connection with the consummation of the Reorganization. In addition, TS&W intends to rely on a second DOL exemption, Prohibited Transaction Exemption 77-4, in order to allow TS&W to receive advisory fees in connection with investments in PBHG Small Cap Value Fund.

         In pertinent part, PT 97-41 requires that an independent fiduciary to each ERISA Plan Investor and IRA Investor in TS&W Small Cap Fund receive disclosure of certain information concerning the PBHG Small Cap Value Fund, and that such independent fiduciary approve in writing the receipt of shares of the PBHG Small Cap Value Fund in the Reorganization.

         A written consent and approval form, and this Proxy
Statement/Prospectus has been provided to an independent fiduciary for each of the ERISA Plan Investor and IRA Investor unitholders.

         The categories of information that need to be disclosed to each independent fiduciary in order to comply with PT 97-41 are as follows:

     o A statement describing the fees to be charged to or paid by ERISA Plan and IRA Investors to TS&W, including a discussion of the nature and extent of any differences in the fee arrangement it will have with PBHG Small Cap Value Fund compared to the current arrangement under TS&W Small Cap Fund ("Fee Statement").

     o A statement of the reasons why TS&W considers the transfer and purchase to be appropriate for ERISA Plan and IRA Investors ("Benefits of Reorganization to ERISA Plan and IRA Investors").

     o A statement whether there are any limitations on TS&W in connection with the Reorganization ("Limitations Statement").

     o The identity of all securities held by the TS&W Small Cap Fund that will be exchanged for PBHG Small Cap Value Fund shares in the Reorganization ("Securities List").

     o Written confirmation after completion of the exchange, of the identity of each transferred security, the current market price of each such security, as of the date of the transfer for each such security, and the identity of each pricing service or market-maker consulted in determining the current market price. Such confirmation must be provided no later than thirty (30) days after completion of the purchase ("Post-Transfer Price Confirmation").

     o Written confirmation of the number of TS&W Small Cap Fund units held by each such ERISA Plan and IRA Investor before the Reorganization, the related per unit value, and total dollar amount of such units, and the number of shares in PBHG Small Cap Value Fund held by such ERISA Plan and IRA Investor immediately following the Reorganization, the related per share net asset value, and the total dollar amount of such shares. Such confirmation must be provided no later than 105 days after the completion of the purchase ("Post-Transfer Valuation Confirmation").

         There are also continuing obligations to provide independent fiduciaries with copies of updated prospectuses at least annually following the purchase, as well as to provide reports containing fee descriptions.

         1.       FEE STATEMENT

         TS&W currently is paid a monthly fee by TS&W Small Cap Fund equal to 1.00% of the value of fund assets. The fee is paid as of the beginning of each month based on the valuation of assets as of the last trading day of the prior month. Valuations are made in accordance with the fund's valuation procedures. There are no other expenses deducted from TS&W Small Cap Fund assets.

         Under PBHG Small Cap Value Fund, Pilgrim Baxter will be paid an annual management fee equal to 1.00% of the fund's average daily net asset value payable monthly, and it will pay one-half of that fee, net of fee waivers, expense reimbursements, supermarket payments and alliance payments, as a sub-advisory fee to TS&W. TS&W's sub-advisory fee will therefore be equal to 0.50% of the value of fund assets, net of fee waivers, expense reimbursements, supermarket payments and alliance payments. (During the remainder of calendar year 2003, TS&W will receive the full 1.00% annual management fee payable monthly, net of fee waivers, expense reimbursements and alliance payments, and Pilgrim Baxter will forego any management fee.) In addition, other expenses will be charged against PBHG Small Cap Value Fund assets that are expected to be approximately 0.76% of the value of the fund's assets. Supermarket payments and alliance payments relate to amounts paid to third parties that provide sub-transfer agency and other administrative services in connection with the fund's participation in mutual fund supermarkets and other arrangements.

         An estimate of the components of the other expenses that are expected to be charged against PBHG Small Cap Value Fund's assets and which, in each case, are expected to exceed 0.01% is set forth below:

                   EXPECTED EXPENSE                           ESTIMATED AMOUNT
                   ----------------                           ----------------
                   Administrative Fees*                           0.15%
                   Custodian Fees                                 0.07%
                   Audit Fees                                     0.01%
                   Legal Fees                                     0.01%
                   Transfer Agent Fees                            0.24%
                   Transfer Agent Expenses                        0.01%
                   Website Fees*                                  0.01%
                   Printing Fees                                  0.06%
                   SEC Registration Fees                          0.01%
                   Blue Sky Fees                                  0.18%
         ------------------------------
         * Paid to affiliates of Pilgrim Baxter.

         In the interest of temporarily limiting the expenses of PBHG Small Cap Value Fund, Pilgrim Baxter has signed an expense limitation contract with PBHG Funds, pursuant to which Pilgrim Baxter has agreed to waive or limit a portion of its fees and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) to not more than 1.50% of the average daily net assets of PBHG Small Cap Value Fund until March 31, 2004. The PBHG Funds Service Plan was adopted pursuant to Rule 12b-1 to enable Advisor Class shares of various PBHG Funds to directly and indirectly bear certain shareholder servicing and account maintenance fees with respect to such shares. A more detailed description of the

PBHG Funds Service Plan is contained in the PBHG Funds Statement of Additional Information that is incorporated herein by reference and that is available by written request or by calling the telephone number on the cover page of this Proxy Statement/Prospectus.

         Accordingly, until March 31, 2004, the net annual expenses of PBHG Small Cap Value Fund are expected to equal 1.50% of the value of fund assets, in comparison to the current total net annual expenses of the TS&W Small Cap Fund of 1.00%. TS&W does not anticipate that following March 31, 2004, the total annual operating expenses of PBHG Small Cap Value Fund will exceed 1.50% of the fund's average daily net assets, but there is no current contractual commitment to continue this limitation and there can be no assurance that such expenses will not exceed 1.50%.

         TS&W believes that there will be advantages to the ERISA Plan Investors and IRA Investors from the Reorganization that will justify the additional net annual expenses paid from fund assets. These advantages are described below.

         2. APPROPRIATENESS OF THE REORGANIZATION FOR ERISA PLAN AND
            IRA INVESTORS

         TS&W believes the Reorganization is appropriate for the ERISA Plan and IRA Investors who currently hold units in TS&W Small Cap Fund. The primary advantages of the combination will be:

     o The ability of investors to purchase and redeem shares of PBHG Small Cap Value Fund on a daily basis, providing greater investment liquidity;

     o The ability to exchange shares of PBHG Small Cap Value Fund for shares of other funds within PBHG Funds, providing greater investment flexibility;

     o The ability to transfer PBHG Small Cap Value Fund shares without current restrictions; and

     o Daily valuation of PBHG Small Cap Value Fund assets and daily calculation of PBHG Small Cap Value Fund's net asset value, allowing plan investors the ability to make a more real-time analysis of the prudence of their investment and compliance with plan benchmarks.

         In addition to these potential benefits, it should be noted that PBHG Small Cap Value Fund is registered as an investment company under the 1940 Act, and its securities are registered under the 1933 Act. TS&W Small Cap Fund, in contrast, is not regulated under federal securities laws. Consequently, PBHG Small Cap Value Fund will be subject to enhanced federal and state regulation and this may protect ERISA Plan and IRA Investors to a greater degree than they are currently protected. Moreover, Pilgrim Baxter and TS&W have undertaken to reimburse TS&W Small Cap Fund for the expenses it incurs in connection with the Reorganization. Finally, economies of scale may be realized through the availability of PBHG Small Cap Value Fund to attract public investors. These and other benefits are also discussed in this Proxy Statement/Prospectus under the heading "Reasons for the Reorganization."

         3. LIMITATIONS STATEMENT

         TS&W does not believe there are any limitations on its ability to exchange TS&W Small Cap Fund units for shares of PBHG Small Cap Value Fund in the Reorganization, assuming the Amendment is approved by unitholders.

         4.       SECURITIES LIST

         A list identifying the securities currently held by TS&W Small Cap Fund, as of July 8, 2003, that are expected to be valued and exchanged for PBHG Small Cap Value Fund shares is attached as Appendix III to this Proxy Statement/Prospectus. TS&W will notify, immediately prior to the Reorganization, each independent fiduciary if the list of securities changes between the date of this information and the Closing Date.

         5.       POST-TRANSFER PRICE AND POST-TRANSFER VALUATION CONFIRMATIONS

         TS&W will provide the Post-Transfer Price and Post-Transfer Valuation Confirmations, as required by PT 97-41, on a timely basis and in a manner consistent with PT 97-41. TS&W intends to satisfy all other post-Reorganization requirements of PT 97-41.

         Each independent fiduciary of an ERISA Plan Investor or IRA Investor should review this Proxy Statement/Prospectus carefully prior to determining whether to consent to the consummation of the Reorganization on behalf of such plan, and may wish to consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code in connection with the Reorganization. Each independent fiduciary is free to consent to the Amendment. By consenting to the Amendment, such independent fiduciary is not precluded from declining to consent to the Reorganization. However, it is a condition to consummation of the Reorganization that both the Amendment and the Reorganization be approved by TS&W Small Cap Fund's unitholders. As otherwise indicated in this Prospectus, if the Reorganization is approved and TS&W Small Cap Fund units are exchanged for PBHG Small Cap Value Fund shares, following a liquidating distribution of PBHG Small Cap Value Fund shares and payment of final liabilities TS&W Small Cap Fund will dissolve its existence. Consequently, to the extent that an ERISA Plan Investor or IRA Investor chooses not to consent to the Reorganization and both the Reorganization and the Amendment are otherwise approved, such dissenting Member shall receive prior to the Reorganization either an in-kind or cash distribution of the current value of its pro rata share of the assets of TS&W Small Cap Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

         THE INVESTMENT ADVISER

         PBHG Funds and Pilgrim Baxter have entered into an investment advisory agreement for PBHG Small Cap Value Fund. Pursuant to the investment advisory agreement, Pilgrim Baxter is to provide a program of continuous investment management for PBHG Small Cap Value Fund, make investment decisions and place orders to purchase and sell securities for PBHG Small Cap Value Fund, in accordance with its investment objectives, policies and limitations. For its services, Pilgrim Baxter is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of PBHG Small Cap Value Fund.

         In the interest of temporarily limiting the expenses of PBHG Small Cap Value Fund, Pilgrim Baxter has signed an expense limitation contract with PBHG Funds, pursuant to which Pilgrim Baxter has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) to not more than 1.50% of the average daily net assets of PBHG Small Cap Value Fund until March 31, 2004. Reimbursement by PBHG Small Cap Value

Fund of the advisory fees waived or limited and other expenses paid by Pilgrim Baxter after March 31, 2004, pursuant to this expense limitation agreement, may be made at a later time when PBHG Small Cap Value Fund has reached a sufficient asset size to permit reimbursement to be made without causing the annual expense rate of PBHG Small Cap Value Fund to exceed 1.50%.

         THE INVESTMENT SUB-ADVISER

         PBHG Funds, on behalf of PBHG Small Cap Value Fund, and Pilgrim Baxter will enter into a sub-advisory agreement with TS&W. Pursuant to the sub-advisory agreement, TS&W will manage the investment operations of PBHG Small Cap Value Fund and the composition of its investment portfolio, to provide supervision of PBHG Small Cap Value Fund investments, to determine the securities to be purchased or sold by PBHG Small Cap Value Fund and to place orders for the purchase and sale of such securities. For the services it provides, TS&W will receive from Pilgrim Baxter a sub-advisory fee that will be equal to 0.50% of the average daily net assets of the fund. Until December 31, 2003, Pilgrim Baxter will pay TS&W the full 1.00% annual management fee, net of fee waivers, expense reimbursements, supermarket payments and alliance payments, payable by PBHG Small Cap Value Fund.

RIGHTS OF SHAREHOLDERS AND UNITHOLDERS

         The following discussion provides information with respect to the differences in the rights of shareholders under Delaware law and unitholders under Virginia law.

         GENERAL

         TS&W Small Cap Fund is a Virginia limited liability company and PBHG Funds is a Delaware statutory trust. While there are some similarities between the forms of organization, there are also certain differences of which you should be aware. The operations of TS&W Small Cap Fund, as a Virginia limited liability company, are governed by the Operating Agreement and applicable Virginia law, to the extent not preempted by ERISA. The operations of PBHG Funds, as a Delaware statutory trust, are governed by its Declaration of Trust, as amended (the "Declaration of Trust"), and applicable Delaware law. In addition, TS&W Small Cap Fund is overseen by a managing member who also acts as its investment adviser while a board of trustees oversees the operations of PBHG Funds.

         FIDUCIARY DUTIES

         Both Delaware law and the 1940 Act provide that PBHG Funds' Board of Trustees owe fiduciary duties to PBHG Funds and its shareholders.

         The Operating Agreement provides that, except as otherwise provided by applicable law, the managing member of TS&W Small Cap Fund shall not be liable to TS&W Small Cap Fund or its other members for breach of fiduciary duty or otherwise liable, responsible or accountable for monetary damages or any acts or failures to act, except that the managing member shall remain liable for (i) any breach of the managing member's duty of loyalty to TS&W Small Cap Fund, (ii) acts or omissions involving intentional misconduct or knowing violations of the law, or (iii) transactions from which the managing member receives any improper personal benefit.

         LIABILITY OF SHAREHOLDERS

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of PBHG Funds to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. PBHG Funds' Declaration of Trust disclaims shareholder liability for acts or obligations of the PBHG Funds and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the PBHG Funds or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of PBHG Funds. The Declaration of Trust and the By-Laws of PBHG Funds provide for indemnification out of the property of an investment portfolio of PBHG Funds for all losses and expenses of any shareholder of such investment portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which an investment portfolio would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

         Under Virginia Law and except as otherwise provided by law (for example, the requirement that members return unlawful distributions in certain circumstances) or the operating agreement of the limited liability company, no member of a limited liability company shall have any personal obligation for any liabilities of a limited liability company, whether such liabilities arise in contract, tort or otherwise, solely by reason of being a member of a limited liability company.

         In any proceeding brought by or in the right of a limited liability company or brought by or on behalf of members of the limited liability company, the damages assessed against a member arising out of a single transaction, occurrence or course of conduct shall not exceed the lesser of (1) the monetary amount, including the elimination of liability, specified in writing in the articles or organization or an operating agreement as a limitation on or elimination of the liability of the manager or member; (2) the greater of $100,000 or the amount of compensation received by the member from the limited liability company during the twelve months immediately preceding the act or omission for which the liability was imposed. In addition, liability may not be limited in circumstances where the member engaged in willful misconduct or a knowing violation of the criminal law. The Operating Agreement limits the liability of the managing member to other members, except for breaches of duty of loyalty, for acts or omissions involving intentional misconduct or a knowing violation of law, or for transactions involving improper personal benefit. However, the Operating Agreement does not otherwise limit the liability of members to other members or to TS&W Small Cap Fund.

         MANAGEMENT

         The trustees of PBHG Funds have exclusive and absolute control over the business and operations of PBHG Funds. The Trustees may delegate this power, such as to the officers of PBHG Funds, to the extent permitted by the Declaration of Trust.

         The power to manage, operate and control TS&W Small Cap Fund is vested with its managing member, TS&W. Like the trustees of PBHG Funds, TS&W is authorized to delegate certain powers to designated officers.

         ELECTION OF TRUSTEES/MANAGING MEMBER; TERM

         The shareholders of PBHG Funds have elected the trustees of PBHG Funds. Such trustees serve for the life of PBHG Funds, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such trustees only at annual or special meetings of shareholders.

         The members of TS&W Small Cap Fund appointed TS&W as managing member. TS&W shall serve as managing member until the termination date of TS&W Small Cap Fund, unless sooner dissolved or liquidated. Members of TS&W Small Cap Fund may replace TS&W as managing member upon obtaining the required vote of members (see below).

         REMOVAL OF TRUSTEES/MANAGING MEMBER

         A trustee of PBHG Fund may be removed at any time by vote of at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of PBHG Funds. The Declaration of Trust provides that the remaining trustees may fill any vacancies by appointment of a new trustee or may leave such vacancy unfilled.

         The managing member of TS&W Small Cap Fund may be removed at any time by a vote of at least a majority of the members of TS&W Small Cap Fund.

         MEETING OF SHAREHOLDERS/MEMBERS

         PBHG Funds is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The Bylaws of PBHG Funds provide that any trustee may call a special meeting of shareholders for any lawful purpose or purposes and the trustees shall call a special meeting of shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of PBHG Funds' shares.

         TS&W Small Cap Fund is required to hold annual meetings of its members. The managing member may call special meetings and shall call such special meetings upon the request of a majority of the members.

         LIABILITY OF TRUSTEES/MANAGING MEMBER AND OFFICERS; INDEMNIFICATION

         Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. PBHG Funds' Declaration of Trust provides that the trustees and officers of PBHG Funds are not liable for any act or omission or any conduct whatsoever in their capacity as trustees or officers, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with PBHG Funds. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims or demands. PBHG Funds' Declaration of Trust and Bylaws require the indemnification of its trustees and officers to the fullest extent permitted by Delaware law and other applicable law, provided that
(i) in connection with a proceeding that is not an action by PBHG Funds, it is determined that the trustee or officer (a) acted in good faith, (b) acted in the best interest of PBHG Funds, and (c), with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; and (ii) in connection with a proceeding brought by PBHG Funds, such person acted in good faith and in the best interest of PBHG Funds.

         Virginia law permits a limited liability company to indemnify its agents and members to the same extent that Virginia corporations may indemnify their officers, directors and shareholders. Generally, Virginia corporations may indemnify except in circumstances of a breach of duty of loyalty, for intentional misconduct or a knowing violation of law, or for an improper personal benefit. The Operating Agreement provides that TS&W Small Cap Fund shall indemnify its managing member (including its directors, officers and affiliates) and its officers to the fullest extent permitted by law, provided that such indemnification shall not eliminate or limit the liability of such persons (i) for any breach of that person's duty of loyalty, (ii) for acts or omissions involving intentional misconduct or knowing violations of the law, or
(iii) for any transaction from which the indemnified person received any improper personal benefit.

         TERMINATION

         PBHG Funds or any series or class of shares of beneficial interest of PBHG Funds may be terminated by (1) a vote of the majority of the shares of PBHG Funds or the affected series or class, respectively, cast at a meeting at which a quorum is present, provided that the trustees call a shareholder meeting to approve such termination, or (2) if there are fewer than 100 shareholders of record of PBHG Funds or of such terminating series or class, the trustees pursuant to written notice to the shareholders of PBHG Funds or the affected series or class.

         TS&W Small Cap Fund may be dissolved prior to its termination date by
(1) the determination of the managing member or (2) the determination of 66-2/3% of members' interests.

         VOTING RIGHTS OF SHAREHOLDERS/MEMBERS

         PBHG Funds' Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees; (iii) approval of the termination of PBHG Funds or a series or class of its shares of beneficial interest; (iv) the sale of substantially all of the assets of PBHG Funds or a series or class of its shares of beneficial interest, unless the primary purpose of such sale is to change PBHG Funds' domicile or form of organization or form of statutory trust; (v) approval of the merger or consolidation of PBHG Funds or any series or class of its shares of beneficial interest, with certain exceptions; and (vi) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

         Under the Operating Agreement, members of TS&W Small Cap Fund are entitled to vote only on matters not exclusively delegated to the managing member, including dissolving TS&W Small Cap Fund and appointing a managing member.

         DISSENTERS' RIGHTS

         Neither Delaware law nor the Declaration of Trust confers upon PBHG Funds' shareholders appraisal or dissenter's rights.

         Neither Virginia law, the Operating Agreement, nor the Agreement confers upon TS&W Small Cap Fund's unitholders appraisal or dissenter's rights.

         AMENDMENTS TO ORGANIZATION DOCUMENTS

         Consistent with Delaware law, the trustees of PBHG Funds may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made (i) which repeals the limitations of personal liability of any shareholder without approval of the majority of shares of PBHG Funds voting thereon, or (ii) which diminishes or eliminates any voting rights pertaining to the shares of PBHG Funds without approval of two-thirds of the outstanding shares of PBHG Funds.

         Amendments to the Operating Agreement may be made only upon the written consent of a majority of the members of TS&W Small Cap Fund.

INFORMATION INCORPORATED BY REFERENCE

         For more information with respect to PBHG Funds and PBHG Small Cap Value Fund concerning the following topics, please refer to the current prospectus of PBHG Small Cap Value Fund attached as Appendix II as indicated:
(i) see the discussion "Fund Summaries - PBHG Small Cap Value Fund" for further information regarding PBHG Small Cap Value Fund performance and expenses; (ii) see the discussion "The Investment Adviser and Sub-Adviser" for further information regarding management of PBHG Small Cap Value Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                     OWNERSHIP OF TS&W SMALL CAP FUND UNITS

SIGNIFICANT HOLDERS

         Listed below is the name, address and percent ownership of each person who as of June 30, 2003, to the knowledge of TS&W, owned of record 5% or more of the outstanding units of TS&W Small Cap Fund.

                                         TS&W SMALL CAP FUND
                                         -------------------

                                                             NUMBER OF UNITS                PERCENT
       NAME AND ADDRESS                                           OWNED                    OWNERSHIP
       ----------------                                      ----------------              ---------

       Butterick Co., Inc. Pension Plan                         130,073                       12.08%
       11 Penn Plaza
       New York, NY 10001

       E. Morgan Massey                                         108,551                       10.08%
       c/o Thompson, Siegel & Walmsley, Inc.
       5000 Monument Avenue
       Richmond, VA 23230

       University of Virginia                                   72,449                         6.73%
       Medical School Foundation
       P.O. Box 800776
       Charlottesville, VA 22908-0776

       Charles J. Blair                                         66,251                         6.15%
       c/o Thompson, Siegel & Walmsley, Inc.
       5000 Monument Avenue
       Richmond, VA 23230

       William C. McAllister                                    59,839                         5.56%
       c/o Thompson, Siegel & Walmsley, Inc.
       5000 Monument Avenue
       Richmond, VA 23230

                                  LEGAL MATTERS

         Certain legal matters concerning PBHG Funds, its participation in the Reorganization and the issuance of shares of PBHG Small Cap Value Fund in connection with the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103-7599. Certain legal matters concerning TS&W Small Cap Fund and its participation in the Reorganization will be passed upon by Hogan & Hartson L.L.P., 111 S. Calvert Street, Baltimore, MD 21202.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statement and the exhibit relating thereto and annual reports which PBHG Funds has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds' registration statement containing the current Prospectus and Statement of Additional Information for PBHG Small Cap Value Fund is Registration No. 811-04391. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

         PBHG Funds is subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds (including the Registration Statement of PBHG Funds relating to PBHG Small Cap Value Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the regional office of the SEC at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding PBHG Funds registrants that file electronically with the SEC.

                                ACTION REQUESTED

         You are being asked to approve the proposed combination of TS&W Small Cap Fund with PBHG Small Cap Value Fund pursuant to the Agreement and Plan of Reorganization described in this Proxy Statement/Prospectus as well as the Amendment to the Operating Agreement. TS&W recommends that you vote FOR both proposals.

                                                                  APPENDIX I


                            PBHG SMALL CAP VALUE FUND

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 2nd day of June, 2003, by and between TS&W Small Cap Value Fund LLC, a Virginia limited liability company (the "Acquired Fund"), and PBHG Funds, a Delaware statutory trust ("PBHG Funds"), on behalf of PBHG Small Cap Value Fund, a separate series of PBHG Funds (the "Acquiring Fund"). (The Acquiring Fund and the Acquired Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund.")

         This Agreement is intended to effect the transfer of substantially all of the property, assets and goodwill of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, to be issued in the manner described in Section 1.1 below, followed by (i) the distribution by the Acquired Fund, on the Closing Date, as defined herein, of the shares of the Acquiring Fund received in the Reorganization to the unitholders of the Acquired Fund in the manner described in Section 1.3 below,
(ii) the cancellation of all of the outstanding units of the Acquired Fund,
(iii) the liquidation of the Acquired Fund, and (iv) the dissolution and termination of the Acquired Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization"). The Reorganization is intended to qualify as a transfer to a controlled corporation described in Section 351(a) of the Internal Revenue Code of 1986, as amended (the "Code") and Rev. Rul. 84-111, 1984-2 C.B. 88 (Situation 1). The Reorganization is intended to meet the requirements of Department of Labor Prohibited Transaction Class Exemption 97-41 ("PTE 97-41") and Prohibited Transaction Class Exemption 77-4 ("PTE 77-4").

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

         1.1 On the Closing Date, the Acquired Fund shall transfer all of its property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, books and records, and other assets), as set forth in its Statement of Assets and Liabilities referred to in Section 8.2 hereof, to the Acquiring Fund free and clear of all liens, encumbrances, and claims, except for (a) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the Acquired Fund's books, and (b) cash or bank deposits in an amount necessary:
(i) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date, including any amounts due to holders of units of the Acquired Fund for unpaid dividends or otherwise; and (ii) to pay such contingent liabilities, if any, as Thompson, Siegel and Walmsley, Inc., the Managing Member of the Acquired Fund (the "Managing Member"), shall reasonably deem to exist against the Acquired Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund's books. Any unspent portion of such cash or bank deposits retained shall be distributed by the Acquired Fund to its unitholders of record on the Closing Date (the "Acquired Fund Unitholders") upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Acquired Fund. (The property and assets to be transferred to the Acquiring Fund under this Agreement are referred to herein as the "Acquired Fund Net Assets.")

         In exchange for the transfer of the Acquired Fund Net Assets, PBHG Funds shall deliver to the Acquired Fund, a number of the PBHG Class shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Acquired Fund Net Assets, all determined as provided in Section 2 of this Agreement and as of the date and time specified therein (the "Acquiring Fund Shares"). Such transactions shall take place on the Closing Date at the Closing Time. The Acquiring Fund shall not assume any liability of the Acquired Fund and the Acquired Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. Following the closing, the Acquiring Fund shall not be responsible for the liabilities, costs and expenses of the Acquired Fund, and recourse for such liabilities shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this Section 1.1.

         1.2 The Acquired Fund shall not be restricted in the purchase or sale of any of its portfolio securities or otherwise restricted in the management of its investment portfolio, except as may be limited by the representations of the Acquired Fund as set forth in this Agreement.

         1.3 On the Closing Date, the Acquired Fund shall liquidate and distribute to the Acquired Fund Unitholders the shares of the Acquiring Fund received by the Acquired Fund pursuant to Section 1.1 hereof. (The date of the liquidation and distribution set forth in this Section 1.3 is referred to as the "Liquidation Date.") Each Acquired Fund Unitholder shall receive shares of the Acquiring Fund that have a total net asset value, as of the Closing Date, equal to the value of such Unitholder's PRO RATA share of Acquired Fund Net Assets, as of the Closing Date. In addition, each Acquired Fund Unitholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Acquired Fund units that are held by such Acquired Fund Unitholders on the Closing Date. Such liquidation and distribution shall be accomplished by DST Systems, Inc. ("DST Systems"), in its capacity as transfer agent for the Acquiring Fund, by opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Unitholders and transferring to each such Acquired Fund Unitholder account the number of the Acquiring Fund Shares due each such Acquired Fund Unitholder from the shares of the Acquiring Fund then credited to the account of the Acquired Fund on the Acquiring Fund's books and records. The Acquiring Fund shall not issue certificates representing shares of the Acquiring Fund in connection with such exchange.

         1.4 As soon as practicable following the Liquidation Date, the Acquired Fund shall take all steps necessary to terminate the existence of the Acquired Fund, including (a) the payment or other satisfaction of the Acquired Fund's remaining outstanding liabilities, costs and expenses, from the cash and bank deposits retained for that purpose pursuant to Section 1.1 hereof, and (b) the termination of the Acquired Fund's existence by the filing of a Certificate of Cancellation as required by the Virginia Limited Liability Company Act.

2.       VALUATION

         2.1 The net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date unless on such date (a) the NYSE is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) and (c) are each referred to as a "Market Disruption"). The net asset value per Share of Acquiring Fund Shares shall be computed in accordance with Rule 17a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and the policies and procedures set forth in each of the then current Prospectus and Statement of Additional Information of the Acquiring Fund. The net asset value per share of the Acquiring Fund Shares shall be computed to not fewer than three (3) decimal places. The value of Acquired Fund Net Assets shall be computed in accordance with Rule 17a-7 under the 1940 Act (using sources independent of the Acquiring Fund and the Acquired Fund), as determined in a single valuation for each asset, with all valuations performed in the same manner.

         2.2 In the event of a Market Disruption on the proposed Closing Date so that accurate calculation of the net asset value of the Acquiring Fund or the value of the Acquired Fund Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

         2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Net Assets shall be determined by dividing the value of the Acquired Fund Net Assets by the net asset value per Share of the Acquiring Fund Shares to be issued in respect thereof, both as determined in accordance with Section 2.1 hereof.

         2.4 All computations of value regarding the net asset value of the Acquiring Fund Shares shall be made by Pilgrim Baxter & Associates, Ltd., the investment adviser to the Acquiring Fund ("Pilgrim Baxter"), in cooperation with PBHG Fund Services, the Acquiring Fund's administrator and SEI Financial Management Corporation, the Acquiring Fund's subadministrator ("SEI"). All computations of value of the Acquired Fund Net Assets shall be made by the Acquired Fund and the Managing Member; provided that, in the event of any disagreement between the Acquiring Fund and the Acquired Fund as to the computation of the value of the Acquired Fund Net Assets, the parties shall cooperate in good faith to resolve the disagreement, but the ultimate determination shall be made by the Acquiring Fund.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be July 25, 2003 or such earlier or later date as the parties may agree. The Closing Time shall be at 4:30 P.M., Eastern time. The Closing shall be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP located at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania, 19103-7599, or at such other time and/or place as the parties may agree.

         3.2 At least seven (7) business days prior to the Closing Date, the Acquired Fund will provide the Acquiring Fund with a list of assets, including all portfolio securities, and a list of outstanding liabilities, costs and expenses. No later than five business days prior to the Closing Date, the custodian of the Acquiring Fund shall be given access to any portfolio securities of the Acquired Fund not held in book entry form for the purpose of examination. Such portfolio securities (together with any cash or other assets) shall be delivered by the Acquired Fund to such custodian for the account of the Acquiring Fund on the Closing Date, in accordance with applicable custody provisions under the Act, and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Such portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any form as is reasonably directed by the Acquiring Fund or their custodian. Portfolio securities held of record by the Acquired Fund in book entry form shall be transferred to the Acquiring Fund by an appropriate officer of the Acquired Fund instructing its custodian to deliver such portfolio securities to the custodian of the Acquiring Fund for the account of the Acquiring Fund and by the custodian of the Acquired Fund executing such instructions through an appropriate clearing agency or as the Funds may otherwise agree.

         3.3 If any of the Acquired Fund Net Assets, for any reason, are not transferred on the Closing Date, the Acquired Fund shall cause such assets to be transferred to the Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.

         3.4 The Acquired Fund, shall deliver to the Acquiring Fund prior to the Closing Time a list of the names, addresses, federal taxpayer identification numbers, and backup withholding and nonresident alien withholding status of Acquired Fund Unitholders and the number and aggregate net asset value of outstanding units of the Acquired Fund owned by each such Acquired Fund Unitholder, all as of the close of regular trading on the NYSE on the Closing Date, certified by an appropriate officer of the Acquired Fund, as the case may be (the "Unitholder List"). DST Systems, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to each Acquired Fund Unitholder on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund Unitholders' account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to each other Fund such bills of sale, checks, assignments, certificates, receipts, or other documents as each other Fund or its counsel may reasonably request.

4.       REPRESENTATIONS AND WARRANTIES OF THE MANAGING MEMBER
         AND THE ACQUIRED FUND

         The Acquired Fund, represents and warrants to PBHG Funds on behalf of the Acquiring Fund, as follows:

         4.1 The Acquired Fund is a limited liability company duly organized, validly existing and in "good standing" under the laws of the Commonwealth of Virginia and has the power to own all of its properties and assets and, subject to approval of the Acquired Fund Unitholders, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Fund has all necessary federal, state, and local authorizations, consents and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

         4.2 The Acquired Fund is not an investment company within the meaning of Section 3(c)(1) of the 1940 Act.

         4.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund, subject to the approval of the Acquired Fund Unitholders, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         4.4 The Acquired Fund is not, and the execution, delivery, and performance of this Agreement by the Acquired Fund will not result, in violation of any provision of the Operating Agreement or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which the Acquired Fund is a party or by which it is bound.

         4.5 For each taxable year since the date of its formation that has ended on or before the date hereof or will have ended on or before the Closing Date, the Acquired Fund has been classified as a "partnership" within the meaning of Section 7701(a)(2) of the Code and has not been subject to federal corporate income tax as a "publicly traded partnership" within the meaning of
Section 7704(a) of the Code. Immediately before the Reorganization, no more than 25 percent of the value of the total assets of the Acquired Fund will be invested in the stock and securities of any one issuer, and not more than 50 percent of the value of the total assets of the Acquired Fund will be invested in the stock and securities of 5 or fewer issuers ("the 25- and 50- percent tests"). For purposes of the preceding sentence, (i) all members of a controlled group of corporations (within the meaning of section 1563(a) of the Code) shall be treated as one "issuer"; (ii) the term "securities" includes obligations of State and local governments, commodity futures contracts, shares of regulated investment companies and real estate investment trusts, and other investments constituting a "security" within the meaning of the 1940 Act; (iii) "U.S. Government securities" (which term shall mean any security issued or guaranteed as to principal or interest by the United States or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing persons) will be included in the total assets of the Acquired Fund for purposes of the denominator of the 25- and 50-percent tests (unless the Government securities are acquired to meet the 25- and 50-percent tests); (iv) U.S. Government securities will not be treated as securities of an issuer for purposes of the numerator of the 25- and 50-percent tests; and (v) cash and cash items (including receivables) shall be excluded from the total assets of the Acquired Fund for purposes of the numerator and the denominator of the 25- and 50-percent tests.

         4.6 The financial statements of the Acquired Fund for the fiscal year ended December 31, 2002, which were audited by the Acquired Fund's independent accountants, (copies of which have been furnished to the Acquiring Fund), and any interim unaudited Financial Statements that the Acquired Fund may furnish to the Acquiring Fund prior to the Closing Date, present fairly the financial position of the Acquired Fund as of the dates indicated and the results of the Acquired Fund's operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles ("GAAP") consistently applied).

         4.7 The Offering Memorandum of the Acquired Fund, dated September 15, 2000, together with any other materials provided to prospective investors of the Acquired Fund, taken as a whole, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised or new Offering Memorandum of the Acquired Fund or any supplement thereto, shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.8 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

         4.9 The Acquired Fund has furnished PBHG Funds with copies or descriptions of all agreements or other arrangements to which the Acquired Fund is a party. The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated by the Acquired Fund in accordance with their terms at or prior to the Closing Date.

         4.10 The Acquired Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, the Acquired Fund shall advise PBHG Funds and PBHG Fund Services in writing of all of its known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

         4.11 Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.

         4.12 At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquired Fund's books for the payment thereof, and to the best of the Acquired Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

         4.13 At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Net Assets, and subject to approval by the Acquired Fund Unitholders, full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except (a) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto, or (b) such restrictions as might arise under federal or state securities laws or the rules and regulations thereunder.

         4.14 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the federal or state securities laws or the rules and regulations thereunder.

         4.15 The Combined Proxy Statement/Prospectus of the Funds referred to in Section 6.7 hereof ("Proxy Statement/Prospectus") and any supplement or amendment thereto, on the effective and clearance dates of the Form N-14 Registration Statement, and on the Closing Date, and only insofar as such Proxy Statement/Prospectus relates to the Acquired Fund or to the transactions contemplated by this Agreement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which such statements were made, not misleading.

         4.16 The Acquired Fund is authorized to issue one class of units. All of the issued and outstanding units of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding units of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Unitholder List.

         4.17 All of the issued and outstanding units of the Acquired Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such units, except as may have been previously disclosed in writing to PBHG Funds and PBHG Fund Services.

         4.18 The Acquired Fund is not under the jurisdiction of a court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, and the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization will not be used to satisfy any indebtedness of the Acquired Fund.

         4.19 The information to be furnished by the Acquired Fund for use in preparing any application for orders, the Form N-14 Registration Statement referred to in Section 6.7 hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

         4.20 The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

         4.21 None of the stock transferred by the Acquired Fund is "Section 306 stock" within the meaning of Section 306(c) of the Code. Neither the Acquired Fund nor any group of the Acquired Fund Unitholders controls (within the meaning of Section 304(c) of the Code) a corporation the stock of which is held by the Acquired Fund and will be transferred to the Acquiring Fund in the Reorganization.

         4.22 Since its formation, (a) the Acquired Fund has never been engaged in a trade or business and has engaged only in investment activities for its own account; (b) the Acquired Fund has never owned an interest in another entity that has been treated as a partnership for federal income tax purposes; and (c) substantially all of the assets (by value) of the Acquired Fund have always consisted of cash; stock of a corporation; notes, bonds, debentures, or other evidences of indebtedness; interest rate, currency, or equity notional principal contracts; foreign currencies; interests in or derivative financial instruments (including options, forward or futures contracts, short positions, and similar financial instruments) in any of the foregoing types of assets or in any commodity traded on or subject to the rules of a board of trade or commodity exchange; or any combination of the foregoing types of assets.

         4.23 The Acquired Fund has not made an election under Section 754 of the Code.

         4.24 As of the Closing Date, all assets of the Acquired Fund, other than cash and bank deposits, will be securities for which market quotations are readily available.

         4.25 The Acquired Fund covenants that as of the Closing Date, any Unitholder that is (i) an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and that is subject to Part 4 of Title I of ERISA, or (ii) a "plan" as defined in and subject to Section 4975 of the Code, shall have received the advance notice and disclosure described in Section II (e) of PTE 97-41 and, to the best of the Acquired Fund's knowledge, shall have approved of the Reorganization in the manner described in Section II(f) of PTE 97-41.

         4.26 The Managing Member is an investment adviser registered under the Investment Advisers Act of 1940 and not subject to any order of suspension.

5.       REPRESENTATIONS AND WARRANTIES OF PBHG FUNDS AND THE ACQUIRING FUND

         PBHG Funds, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

         5.1 PBHG Funds is a statutory trust duly organized, validly existing, and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement and to consummate the transactions contemplated herein. PBHG Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. PBHG Funds has all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

         5.2 PBHG Funds is a registered investment company classified as a management company of the open-end diversified type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a separate series of PBHG Funds for purposes of the 1940 Act.

         5.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of PBHG Funds' Board of Trustees, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of PBHG Funds, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         5.4 PBHG Funds is not, and the execution, delivery and performance of this Agreement by PBHG Funds will not result, in violation of any provisions of PBHG Funds' Agreement and Declaration of Trust, as amended from time to time (the "Declaration of Trust") or By-Laws or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which PBHG Funds or the Acquiring Fund is a party or by which it is bound.

         5.5 The Prospectus of the Acquiring Fund, and its Statement of Additional Information, each as amended or supplemented, in effect on the Closing Date shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         5.6 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to PBHG Funds or the Acquiring Fund or any of their properties or assets. PBHG Funds and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings. PBHG Funds and the Acquiring Fund are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

         5.7 The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as an investment company.

         5.8 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of PBHG Funds and the Acquiring Fund required by law to have been filed or furnished by such dates shall have been filed or furnished or extensions concerning such tax returns and reports shall have been obtained, and all federal, state and other taxes, interest and penalties, shall have been paid so far as due, or adequate provision shall have been made on PBHG Funds and the Acquiring Fund's books for the payment thereof, and to the best of PBHG Funds' and the Acquiring Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

         5.9 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund or PBHG Funds of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act of 1933 (the "1933 Act"), the 1940 Act, or as may otherwise be required under federal and state securities laws or the rules and regulations thereunder.

         5.10 The Form N-14 Registration Statement and the Proxy Statement/Prospectus referred to in Section 6.7 hereof (other than the portions of such documents based on information furnished by the Acquired Fund or its Managing Member for inclusion or incorporation by reference therein as covered by the Acquired Fund's warranty in Sections 4.15 and 4.19 hereof), and any Prospectus or Statement of Additional Information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement and on the Closing Date: (a) shall comply in all material respects with the provisions of the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

         5.11 Any issued and outstanding shares of beneficial interest of the Acquiring Fund at the Closing Date shall be duly and validly issued and outstanding, fully paid and nonassessable.

         5.12 Any issued and outstanding shares of beneficial interest of the Acquiring Fund at the Closing Date shall have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may previously have been disclosed in writing to the Acquired Fund and the Managing Member.

         5.13 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund, will be fully paid and nonassessable by PBHG Funds, and will be duly registered in conformity with all applicable federal securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect thereto.

         5.14 All information to be furnished by PBHG Funds to the Acquired Fund for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

         5.15 There is no plan or intention on the part of PBHG Funds to redeem or otherwise reacquire any shares of the Acquiring Fund issued in the Reorganization, other than in the normal course of business operations as an open-end investment company to the extent required by the 1940 Act.

         5.16 The Acquiring Fund will remain in existence and retain and use the property transferred to it in the Reorganization in its business as an open-end investment company operating under the 1940 Act.

         5.17 There is no plan or intention by the Acquiring Fund to dispose of the property transferred in the Reorganization other than in the normal course of its business as an open-end investment company operating under the 1940 Act.

         5.18 The Acquiring Fund will not be a "personal service corporation" within the meaning of Section 269A of the Code.

         5.19 The Acquiring Fund will elect to be treated as a "regulated investment company" ("RIC") within the meaning of Part I of Subchapter M of Subtitle A of the Code and Section 1.351-1(c)(1)(ii)(a) of the Income Tax Regulations, will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs and will be treated as a separate corporation under Section 851(g) of the Code.

         5.20 The Acquiring Fund will ensure that the quality and level of risks of assets that will be held by the Acquiring Fund after the Reorganization will be substantially identical to the quality and level of risks of the assets transferred by the Acquired Fund in the Reorganization. For purposes of this representation, determination of the quality and level of risks has been made by taking into account and comparing, among other things, each fund's assets' relative values, nature and mix. Further, if the Acquiring Fund promptly acquires assets with any cash transferred in connection with the Reorganization, the acquired assets are deemed transferred for purposes of this representation, and such transferred cash is not taken into account as a transferred asset.

         5.21 The Acquiring Fund has no plan or intention to depart in any way from the investment strategy or practice of the Acquired Fund. For purposes of this representation, each Acquired Fund's investment practice is determined by taking into account, among other things, the relative values, nature and mix of assets in its asset portfolio historically and immediately before the proposed transfer.

         5.22 As of the Closing Date, the Acquiring Fund will not be under any obligation or binding commitment to issue additional shares to any person, except that the Acquiring Fund will issue additional shares for cash in the ordinary course of its business as an open-end investment company operating under the 1940 Act from and after the Closing Date.

6.       MUTUAL COVENANTS, REPRESENTATIONS AND WARRANTIES

         6.1 Except as expressly contemplated herein to the contrary, each Fund shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         6.2 After the effective date of the Form N-14 Registration Statement referred to in Section 6.7 hereof, and before the Closing Date and as a condition thereto: (i) the Managing Member shall seek to obtain written consents from the Acquired Fund Unitholders pursuant to Section 7.1.3 of the Operating Agreement, and in the case of the Acquired Fund Unitholders that are employee benefit plans under ERISA or plans subject to Code Section 4975, and pursuant to PTE 97-41, approving this Agreement and the transactions contemplated hereby,
(ii) subject to approval of the LLC Amendment (as hereinafter defined), the Acquired Fund shall compel the withdrawal from the Acquired Fund of each Acquired Fund Unitholder that does not consent to the Reorganization, and (iii) the Acquired Fund shall take all other reasonable actions necessary to obtain approval of the transactions contemplated herein.

         6.3 To the best knowledge of the Acquired Fund and to the actual knowledge of the Acquiring Fund (without inquiry), the Acquired Fund Unitholders do not have any present plan to dispose of the Acquiring Fund Shares received in connection with the Reorganization and the Acquired Fund covenants that it will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the transactions contemplated herein, except in distribution to the Acquired Fund Unitholders as contemplated in Section 1.3 hereof.

         6.4 The Acquired Fund shall provide such information within its possession or reasonably obtainable as PBHG Funds or PBHG Fund Services may reasonably request concerning the beneficial ownership of the Acquired Fund units.

         6.5 Subject to the provisions of this Agreement, PBHG Funds and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

         6.6 The Acquired Fund shall furnish to PBHG Funds on the Closing Date the Statement of the Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Managing Member.

         6.7 PBHG Funds, with the cooperation of the Acquired Fund and its counsel, shall prepare and file with the SEC a Registration Statement on Form N-14 (the "Form N-14 Registration Statement") which shall include the Proxy Statement/Prospectus and an opinion of counsel to the Acquired Fund as to the material federal income tax consequences to Acquired Fund Unitholders if the Reorganization takes place in the manner described in this Agreement, as promptly as practicable in connection with the issuance of the Acquiring Fund Shares and the solicitation of written consents from the Acquired Fund Unitholders seeking the approval of this Agreement as contemplated herein and transactions contemplated hereunder. PBHG Funds shall prepare any pro forma financial statement that may be required under applicable law to be included in the Form N-14 Registration Statement. The Acquired Fund shall provide PBHG Funds with all information about it that is necessary to prepare the pro forma financial statements. PBHG Funds and the Acquired Fund shall cooperate with each other and shall furnish each other with any information relating to itself or its related series that is required by the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement/Prospectus.

         6.8 Each of the Acquired Fund and PBHG Funds, on its own behalf, and in the case of PBHG Funds on behalf of the Acquiring Fund, as appropriate, represents and warrants to the other as follows:

         (a) No stock or securities will be issued for services rendered to or for the benefit of the Acquiring Fund in connection with the Reorganization.

         (b) No stock or securities will be issued for indebtedness of the Acquiring Fund that is not evidenced by a security or for interest on indebtedness of the Acquiring Fund which accrued on or after the beginning of the holding period of the Acquired Fund for the debt.

         (c) No income items, such as accounts receivable or commissions due, are being transferred to the Acquiring Fund in the Reorganization.

         (d) No patents, patent applications, copyrights, franchises, trademarks, trade names, technical "know-how" or agreements to provide technical "know-how" will be transferred in the Reorganization.

         (e) The Reorganization is not the result of the solicitation by a promoter, broker or investment house.

         (f) Neither the Acquired Fund nor the Acquired Fund Unitholders, nor any person acquiring shares of the Acquiring Fund pursuant to an offering of such shares will retain any rights in the property transferred to the Acquiring Fund other than through ownership of shares of the Acquiring Fund.

         (g) No debt of the Acquired Fund that is being assumed by the Acquiring Fund (or to which the assets of the Acquired Fund that are being transferred are subject) was incurred to acquire stock.

         (h) The adjusted basis and the fair market value of the assets to be transferred by the Acquired Fund to the Acquiring Fund will, in each instance, be equal to or exceed the sum of the liabilities to be assumed by the Acquiring Fund plus any liabilities to which the transferred assets are subject.

         (i) The liabilities of the Acquired Fund to be assumed by the Acquiring Fund were incurred in the ordinary course of business and are associated with the assets to be transferred.

         (j) There is no indebtedness between the Acquiring Fund and the Acquired Fund and there will be no indebtedness created in favor of the Acquired Fund or the Acquired Fund Unitholders as a result of the Reorganization.

         (k) The transfers and exchanges in the Reorganization will take place pursuant to this Agreement and all exchanges with respect to the Reorganization will occur on approximately the same date.

         (l) Taking into account any issuance of additional shares of the Acquiring Fund; any issuance of shares for services; the exercise of any rights, warrants, or subscriptions relating to the shares; a public offering of shares of the Acquiring Fund other than the offering described herein; and the sale, exchange, transfer by gift, or other disposition of any of the shares of the Acquiring Fund to be received in the exchange, the Acquired Fund will be in "control" of the Acquiring Fund within the meaning of Section 368(c) immediately after the transfer of assets of the Acquired Fund described in Section 1.1 of this Agreement.

         (m) The Acquired Fund will receive shares of the Acquiring Fund equal to the fair market value of the Acquired Fund Net Assets, as determined pursuant to Sections 2.1 and 2.3.

         (n) The Managing Member will pay directly the expenses of the Acquired Fund, and the Acquiring Fund will pay its own expenses, if any, incurred in connection with the Reorganization, whether or not the transactions contemplated hereby are consummated. The Acquired Fund Unitholders shall not, directly or indirectly, pay any of the expenses in connection with the transactions contemplated hereby.

         6.9 After the Closing, the Managing Member shall deliver to each Acquired Fund Unitholder that is an ERISA-regulated employee benefit plan, or a plan subject to Code Section 4975, the information required under Sections II
(g) and II (h) of PTE 97-41, in the time and manner prescribed under Sections II
(g) and II (h).

         6.10 PBHG Funds, on behalf of the Acquiring Fund and the Acquired Fund shall seek an order of the Securities & Exchange Commission (the "Commission"), pursuant to Section 17(b) of the 1940 Act, exempting the Reorganization from the provisions of Section 17(a) of the 1940 Act (the "Order").

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund hereunder shall be subject to the following conditions precedent:

         7.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of PBHG Funds in the manner required by PBHG Funds' Declaration of Trust and applicable law, and this Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Fund Unitholders in the manner required by the Operating Agreement, the requirements of PTE 97-41 and applicable law.

         7.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquiring Fund since the date of this Agreement. For purposes of this Section 7.2, a decline in the net asset value per share of the Acquiring Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

         7.3 All representations and warranties of PBHG Funds and the Acquiring Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

         7.4 PBHG Funds and the Acquiring Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

         7.5 PBHG Funds shall have furnished the Acquired Fund at the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer as of the Closing Date to the effect that the conditions precedent set forth in the Sections 7.2, 7.3, 7.4 and 7.9 hereof have been fulfilled.

         7.6 The Acquired Fund shall have received an opinion or opinions of counsel to PBHG Funds, in form reasonably satisfactory to the Acquired Fund or its counsel, and dated as of the Closing Date, to the effect that:

         (a) PBHG Funds is a statutory trust validly existing under the Delaware Statutory Trust Act;

         (b) the shares of the Acquiring Fund to be delivered to the Acquired Fund, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and non-assessable by PBHG Funds, and to such counsel's knowledge, no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof;

         (c) this Agreement has been duly authorized, executed and delivered by PBHG Funds and represents a valid and binding contract of PBHG

              Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification;

         (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of PBHG Funds;

         (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PBHG Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations; and

         (f) PBHG Funds is an open-end management investment company and registered as an investment company under the 1940 Act and the Acquiring Fund is a separate series thereof and such registration with the SEC under the 1940 Act is in full force and effect.

         Such opinion:

               (i) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to PBHG Funds and the Acquiring Fund with certain of its officers and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to PBHG Funds and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (ii) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to PBHG Funds or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement;

              (iii) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Acquired Fund; and

               (iv) shall state that such opinion is solely for the benefit of the Acquired Fund and its Managing Member.

         7.7 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Acquired Fund, contemplated by the SEC.

         7.8 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated herein have been obtained.

         7.9 No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         7.10 The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act.

         7.11 The Acquired Fund shall have received from PBHG Funds all such documents which the Acquired Fund or its counsel may reasonably request.

         7.12 DST Systems, Inc., in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to the Acquired Fund a confirmation statement evidencing the Acquiring Fund Shares to be credited at the Closing Date or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Unitholders on the books of the Acquiring Fund.

         7.13 At the Closing Date, the registration of PBHG Funds with the SEC with respect to the Acquiring Fund will be in full force and effect.

         7.14 The Order shall have been issued by the Commission.

         7.15 The amendment to Section 5.6 of the Operating Agreement as described in the Proxy Statement/Prospectus (the "LLC Amendment") shall have been approved by the Acquired Fund Unitholders in the manner required by the Operating Agreement, the requirements of PTE 97-41 and applicable law.

         7.16 The Acquired Fund shall have received an opinion of its counsel, in form reasonably satisfactory to it and substantially to the effect that, on the basis of facts, representations and assumptions referenced in such opinion that are reasonably consistent with the state of facts existing at the Closing
Date:

               (a) no gain or loss will be recognized by the Acquired Fund as a result of the transfer of the Acquired Fund Net Assets to the Acquiring Fund;

               (b) the Acquired Fund's basis in the Acquiring Fund Shares will equal the basis of the Acquired Fund Net Assets exchanged therefor, reduced by the sum of the liabilities (if any) assumed by Acquiring Fund in the Reorganization or to which the Acquiring Fund Net Assets are subject;

               (c) the Acquired Fund's holding period in the Acquiring Fund Shares will include the period during which the Acquired Fund held the Acquired Fund Net Assets, provided that the Acquired Fund Net Assets are held as capital assets as of the Closing Date;

               (d) the Acquired Fund will recognize no gain or loss on the distribution of the Acquiring Fund Shares to the Acquired Fund Unitholders in liquidation of the Acquired Fund;

               (e) no Acquired Fund Unitholder will recognize gain or loss on the distribution of Acquiring Fund Shares by the Acquired Fund to such Acquired Fund Unitholder;

               (f) the basis of the Acquiring Fund Shares received by an Acquired Fund Unitholder will be equal to the adjusted basis of such Acquired Fund Unitholder's Acquired Fund Units as of the Liquidation Date, reduced by any cash distributed in liquidation of the Acquired Fund;

               (g) the holding period of the Acquiring Fund Shares received by an Acquired Fund Unitholder in liquidation of the Acquired Fund will include the period described in clause (c) of this
                    Section 6.11 during which the Acquired Fund is treated as having held such Acquiring Fund Shares;

               (h) no gain or loss will be recognized by the Acquiring Fund on the receipt of Acquired Fund Net Assets in exchange for the issuance of Acquiring Fund Shares;

               (i) Acquiring Fund's basis in the Acquired Fund Net Assets will equal the basis of the Acquired Fund Net Assets in the hands of the Acquired Fund immediately before the Reorganization; and

               (j) Acquiring Fund's holding period in the Acquired Fund Net Assets will include the holding period of the Acquired Fund Net Assets in the hands of the Acquired Fund immediately before the Reorganization.

                  In rendering such opinion, counsel may request and rely upon representations contained in the certificates of officers of the Acquired Fund and the Acquiring Fund and others, and the Acquired Fund and the Acquiring Fund shall use their best efforts to make available such truthful certificates.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF PBHG FUNDS AND
         THE ACQUIRING FUND

         The obligations of PBHG Funds and the Acquiring Fund hereunder shall be subject to the following conditions precedent:

         8.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Fund Unitholders that represent more than 50% of the aggregate value of the outstanding interests in the Acquired Fund, and the termination of the Acquired Fund shall have been approved in the manner required by the Operating Agreement and applicable law.

         8.2 The Acquired Fund shall have furnished PBHG Funds with the Statement of Assets and Liabilities of the Acquired Fund, with values determined as provided in Section 2 hereof, with their respective dates of acquisition and tax costs, all as of the Closing Date, certified on the Acquired Fund's behalf by its Managing Member. The Statement of Assets and Liabilities shall list all of the securities owned by the Acquired Fund and that will be transferred by the Acquired Fund to the Acquiring Fund, and corresponding dates of acquisition, tax costs, and holding periods as of the Closing Date and a final statement of assets and liabilities of the Acquired Fund prepared in accordance with GAAP consistently applied.

         8.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets or liabilities of the Acquired Fund since the dates of the financial statements referred to in Section 4.6 hereof. For purposes of this Section 8.3, a decline in the net asset value of the Acquired Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

         8.4 All representations and warranties of the Acquired Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

         8.5 The Acquired Fund and Managing Member shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

         8.6 The Acquired Fund shall have furnished PBHG Funds at the Closing Date with a certificate or certificates, dated as of the Closing Date, to the effect that the conditions precedent set forth in Sections 8.1, 8.3, 8.4, 8.5 and 8.12 hereof have been fulfilled.

         8.7 The Acquired Fund shall have duly executed and delivered to PBHG Funds (a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as PBHG Funds may deem necessary or desirable to transfer all of the Acquired Fund's right, title and interest in and to the

Acquired Fund Net Assets; and (b) all such other documents, including but not limited to, checks, share certificates, if any, and receipts, which PBHG Funds may reasonably request. Such assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

         8.8 PBHG Funds shall have received an opinion or opinions of counsel to the Acquired Fund, in form reasonably acceptable to PBHG Funds and its counsel, and dated as of the Closing Date, to the effect that:

               (a) the Acquired Fund is a limited liability company duly organized and validly existing under the laws of the Commonwealth of Virginia;

               (b) the units of the Acquired Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund;

               (c) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by the Acquired Fund and represent valid and binding contracts of the Acquired Fund, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification;

               (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not on the date hereof, violate the Operating Agreement of the Acquired Fund;

               (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required under state securities laws, rules, and regulations;

               (f) the Acquired Fund is not an investment company within the meaning of Section 3(c)(1) of the 1940 Act; and

               (g) to the extent the registration requirements of the Securities Act of 1933, as amended, are applicable thereto, the issuance and sale by the Acquired Fund of units of membership interest was exempt from registration or qualification thereunder.

                  Such opinion:

               (i) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Acquired Fund with the Managing Member of the Acquired Fund and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Acquired Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (ii) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or any information relating to the Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement;

              (iii) may rely upon the opinion of other counsel to the extent set forth in the opinion, provided such other counsel is reasonably acceptable to PBHG Funds; and

               (iv) shall state that such opinion is solely for the benefit of
                    PBHG Funds and its Board of Trustees and officers.

         8.9 The property and assets to be transferred to the Acquiring Fund under this Agreement shall include no assets which the Acquiring Fund may not properly acquire.

         8.10 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of PBHG Funds, contemplated by the SEC.

         8.11 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.

         8.12 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.13 The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act.

         8.14 The Acquired Fund, shall have furnished to PBHG Funds immediately prior to the Closing Date a list of the names and addresses of the Acquired Fund Unitholders and the number and percentage ownership of each Acquired Fund units owned by each such unitholder as of the close of regular trading on the NYSE on the Closing Date, certified by the Acquired Fund's Managing Member.

         8.15 The Order shall have been issued by the Commission and the Reorganization shall have met the requirements of PTE 97-41 and PTE 77-4.

         8.16 The PBHG Funds shall have received an opinion of counsel to the Acquired Fund addressed to the PBHG Funds in form reasonably satisfactory to it and dated as of the Closing Date, with respect to matters specified in Section
7.16 hereof.

9.       FINDER'S FEES AND OTHER EXPENSES

         9.1 Each Fund represents and warrants to the other that there is no person or entity entitled to receive any finder's fees or other similar fees or commission payments in connection with the transactions provided for herein.

         9.2 The Managing Member shall pay directly the expenses of the Acquired Fund and the Acquiring Fund will pay its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Funds agree that neither of the Funds has made any representation, warranty or covenant not set forth herein or referred to in Sections 4, 5 and 6 hereof, and that this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements and undertakings relating to the matters provided for herein.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three (3) years following the Closing Date. In the event of a breach by the Acquired Fund of any such representation, warranty or covenant, (i) the Acquired Fund, until the time of its liquidation and termination and only to the extent it is permissible under ERISA and would not give rise to any ERISA violation, and (ii) the Managing Member, jointly and severally shall be liable to PBHG Funds and the Acquiring Fund for any such breach.

11.      TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, either PBHG Funds or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

               (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

               (b) a condition precedent to the obligations of either has not been met and which reasonably appears will not or cannot be met.

         11.2 In the event of any such termination, there shall be no liability for damages on the part of either the Acquired Fund or PBHG Funds, or in the case of the PBHG Funds, its Boards of Trustees or officers, and in the case of the Acquired Fund, its officers or its Managing Member, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in Section 6.9(n) hereof.

12.      INDEMNIFICATION

         12.1 PBHG Funds and the Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, its Managing Member and their respective officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of PBHG Funds and the Acquiring Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or any application prepared by PBHG Funds and the Acquiring Fund with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that PBHG Funds and the Acquiring Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about PBHG Funds and/or the Acquiring Fund or the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

         12.2 The Managing Member shall indemnify, defend and hold harmless the Acquiring Fund, PBHG Funds, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding made with the consent of the Managing Member and the Acquired Fund (if the Acquired Fund still exists), arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that the Managing Member shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about the Managing Member and/or the Acquired Fund or about the transactions contemplated by this Agreement made in the Form N14 Registration Statement or any Application.

         12.3 A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Section 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 12, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

         Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expenses.

         12.4 This Section 12 shall survive the termination of this Agreement and for a period of three (3) years following the Closing Date.

13.      LIABILITY OF PBHG FUNDS

         13.1 Each party acknowledges and agrees that all obligations of PBHG Funds under this Agreement are binding only with respect to the Acquiring Fund; that any liability of PBHG Funds under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; and that no other series of PBHG Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by an authorized officer of PBHG Funds and the Acquired Fund; provided, however, that following the solicitation of written consents from the Acquired Fund Unitholders pursuant to Section 6.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Unitholders under this Agreement to the detriment of such unitholders without their further approval, provided that nothing contained in this Section 14 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or any other provision of this Agreement (to the fullest extent permitted by law).

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the following address or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other.

If to the Acquired Fund:

Thompson, Siegel & Walmsley, Inc.
Attention:  Lawrence Gibson
5000 Monument Avenue
Richmond, VA  23230

with copies to:

Hogan & Hartson, L.L.P.
Attention:  Henry D. Kahn
111 South Calvert Street
Suite 1600
Baltimore, MD  21202

If to the Acquiring Fund:

PBHG Funds
c/o Pilgrim Baxter & Associates, Ltd.
1400 Liberty Ridge Drive
Wayne, PA  19087-5593
Attention:  John M. Zerr, Esq.

with copies to:

William H. Rheiner
Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA  19103-7599

16.      FAILURE TO ENFORCE

         The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

         17.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         17.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, to the extent not preempted by federal law.

         17.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         17.5 It is expressly understood and agreed that the obligations of the Managing Member, the Acquired Fund and PBHG Funds under this Agreement, including but not limited to any liability as a result of the breach of any of their respective representations and warranties, are not binding on their respective Boards of Trustees or Directors, shareholders, members, nominees, officers, agents or employees individually, but bind only the respective assets of the Managing Member, Acquiring Fund and, to the extent permissible under ERISA, the Acquired Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Managing Member and its seal to be affixed thereto and attested by its Secretary.


Attest:                             TS&W SMALL CAP VALUE FUND LLC

                                    By:  Thompson, Siegel & Walmsley, Inc.,
                                             its Managing Member

/s/ Cherly M. Mounce                /s/ Lawrence E. Gibson
-------------------------------     ----------------------------------------
Cherly M. Mounce, Treasurer         Lawrence E. Gibson
                                    Senior Vice President


Attest:                             PBHG FUNDS, on behalf of PBHG Small Cap
                                    Value Fund

/s/ John M. Zerr                    /s/ Gary L. Pilgrim
-------------------------------     ----------------------------------------
John M. Zerr, Secretary             Gary L. Pilgrim
                                    President


         Thompson, Siegel & Walmsley, Inc. hereby joins in this Agreement and agrees to be jointly and severally liable with the TS&W Small Cap Value Fund, LLC with respect to the matters described in Sections 10.2 and 12.


Attest:                                     THOMPSON, SIEGEL & WALMSLEY, INC.


By: /s/ Lori N. Andersen                    By: /s/ Lawrence E. Gibson
Name: Lori N. Andersen                      Name: Lawrence E. Gibson
Title: Senior Vice President                Title: Senior Vice President

                                                                    APPENDIX II

                            PBHG FUNDS PROSPECTUS
                                  JUNE 30, 2003

                            PBHG SMALL CAP VALUE FUND

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

PBHG Prospectus -- 6/03
An Introduction to the PBHG Funds(R)
and this Prospectus

PBHG Funds is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class and Advisor Class Shares of the Fund listed on the cover. The Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

The Fund offered by this Prospectus is generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Fund may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Fund also may not be suitable for investors who require regular income or stability of principal.

INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for the Fund. Pilgrim Baxter has retained Thompson, Siegel & Walmsley, Inc. ("TS&W") as sub-adviser to assist in managing the Fund. For information about the sub-adviser, see page 8 of the Prospectus.

This Prospectus contains important information you should know before investing in the Fund and as a shareholder in the Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

                                                                           PAGE

PBHG SMALL CAP VALUE FUND.....................................................1
MORE ABOUT THE FUND...........................................................3
OUR INVESTMENT STRATEGIES.....................................................3
RISKS AND RETURNS.............................................................4
THE INVESTMENT ADVISER & SUB-ADVISER..........................................8
THE INVESTMENT ADVISER........................................................8
THE SUB-ADVISER...............................................................8
YOUR INVESTMENT...............................................................9
PRICING FUND SHARES...........................................................9
BUYING SHARES.................................................................9
SELLING SHARES...............................................................10
GENERAL POLICIES.............................................................11
DISTRIBUTION AND TAXES.......................................................14
FINANCIAL HIGHLIGHTS.........................................................17

PBHG Small Cap Value Fund

Goal

         The Fund seeks to provide investors with long term growth of capital.

Main Investment Strategies

          Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of the June 30, 2003 reconstitution, the market capitalization range of the Russell 2000(R) Value Index was $100 million to $1.3 billion. The size of the companies in the Russell 2000(R) Value Index and those on which TS&W intends to focus the Fund's investments will change with market capitalizations and the composition of the index. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the Fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

Main Investment Risks

         The value of your investment in the Fund may go down, which means you could lose money.

         The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

         The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what TS&W believes are their full worth and may go down in price.

         Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

         Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

        Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

         For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 3.

Performance Information

Performance information is not presented since the Fund is new.



Fees and Expenses

         This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

Fees and Expenses Table

                                                 PBHG Class        Advisor Class
Shareholder Fees
(fees paid directly from your investment)        None              None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                                  1.00%             1.00%
Distribution and/or Service (12b-1) Fees         None              0.25%
Other Expenses*                                  0.76%             0.76%
Total Annual Operating Expenses                  1.76%             2.01%
Fee Waiver and/or Expense Reimbursement          0.26%             0.26%
Net Expenses                                     1.50%**           1.75%**

* Other Expenses are based on estimated amounts for the current fiscal year.

** These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2004. That's because for the fiscal year ending March 31, 2004, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) do not exceed 1.50% for both PBHG Class and Advisor Class shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years.

Example

         This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses refelect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two and three. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost Over
                                   1 Year               3 Years
PBHG Class                         $153                 $529
Advisor Class                      $178                 $605

More About the Fund

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Fund employs other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

Our Investment Strategies

PBHG Small Cap Value Fund

TS&W employs a value-oriented approach to investing. The investment process is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W's decision to sell a security depends on many factors. Generally speaking, however, TS&W considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of TS&W's performance expectations.

The Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit the Fund's losses, they can prevent the Fund from achieving its investment goal.


The Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases the Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from the Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

The PBHG Small Cap Value Fund has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. The Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

Risks and Returns

Equity Securities
Shares representing ownership or the right to ownership in a corporation. The Fund may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

Potential Risks
Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or equity services.
Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.
Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.
Equity securities may well underperform more stable investments (such as bonds and cash) in the short-term.

Potential Returns
Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

Policies to Balance Risk and Return
TS&W focuses its active management on securities selection, the area it believes its investment methodologies can most enhance the Fund's performance.
TS&W maintains a long-term investment approach and focuses on securities it believes can appreciate over an extended time frame, regardless of interim fluctuations.
Under normal circumstances, the Fund intends to remain fully invested, with at least 80% of its assets in equity securities.

Value Securities
Equity securities that TS&W believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

Potential Risks
See Equity Securities.
Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The value securities in the Fund may never reach what TS&W believes are their full value and may even go down in price.

Potential Returns
See Equity Securities.
Value securities may produce significant capital appreciation as the market recognizes their full value.

Policies to Balance Risk and Return
See Equity Securities.
In managing the PBHG Small Cap Value Fund, TS&W uses its own research, computer models and measures of value.
TS&W considers selling a security when its share price reaches TS&W's estimate of its intrinsic value.

Foreign Equity Securities
Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

Potential Risks
Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.
Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.
The adoption of the euro as the common currency of the European Economic and Monetary Union (the "EMU") presents some uncertainties and possible risks, such as changes in relative strength and value of major world currencies, adverse tax consequences, and increased price competition among and between EMU and non-EMU countries. These uncertainties and possible risks could adversely affect the Fund.

Potential Returns

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

Policies to Balance Risk and Return
In managing the PBHG Small Cap Value Fund, TS&W seeks to invest in companies that have experienced some fundamental changes and are intrinsically undervalued by the investment community in those countries with the best investment opportunities.
PBHG Small Cap Value Fund may invest up to 15% of its total assets in foreign securities (ADRs are not included in this limit).

Money Market Instruments
High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

Potential Risks
Money market instrument prices fluctuate over time.
Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.
Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

Potential Returns
Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks. This will help contribute to the stability of the Fund's NAV.

Policies to Balance Risk and Return
The Fund only invests in money market instruments for temporary defensive or cash management purposes.

Small and medium sized company securities
Potential Risks
Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Potential Returns
Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

Policies to Balance Risk and Return
See Equity Securities/Value Securities.

Over-The-Counter ("OTC") securities
Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

Potential Risks
OTC securities are not traded as often as securities listed on an exchange. So, if the Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

Potential Returns
Increases the number of potential investments for the Fund.
OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

Policies to Balance Risk and Return
TS&W uses a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance the Fund's performance.

Illiquid securities
Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

Potential Risks
The Fund may have difficulty valuing these securities precisely.
The Fund may be unable to sell these securities at the time or price it desires.

Potential Returns
Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

Policies to Balance Risk and Return
The Fund may not invest more than 15% of its net assets in illiquid securities.

Derivatives
Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

Potential Risks
The value of derivatives are volatile.
Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

Potential Returns
Derivatives may be used for a variety of purposes, including:
o To reduce transaction costs;
o To manage cash flows;
o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;
o To enhance returns; and
o To protect the Fund's investments against changes resulting from market conditions (a practice called "hedging").

Policies To Balance Risk and Return
The Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.
To the extent the Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When the Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

         The Investment Adviser & Sub-Adviser
         The Investment Adviser

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for the Fund. Founded in 1982, Pilgrim Baxter managed over $9 billion in assets as of May 31, 2003 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.
As investment adviser, Pilgrim Baxter oversees the investment decisions made by TS&W as sub-adviser for PBHG Small Cap Value Fund. The Trust's Board of Trustees supervises Pilgrim Baxter and the sub-adviser and establishes policies that Pilgrim Baxter and the sub-adviser must follow in their day-to-day investment management activities.

For its services to the Fund, Pilgrim Baxter will receive, on an annual basis, a fee of 1.00% of the Fund's average daily net assets.

The Sub-Adviser

Thompson, Siegel & Walmsley, 5000 Monument Avenue, Richmond, VA 23230, is the sub-advisor to the PBHG Small Cap Value Fund. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. TS&W managed approximately $4 billion in assets as of May 31, 2003.

The sub-adviser is entitled to receive a fee from Pilgrim Baxter equal to a percentage of 0.50% of the daily net assets of the Fund, net of fee waivers, expense reimbursements, supermarket payments and alliance payments. During the remainder of calendar year 2003, TS&W will receive the full 1.00% management fee, payable monthly, net of fee waivers, expense reimbursements and alliance payments, and Pilgrim Baxter will forgo any management fee.

The Portfolio Manager

PBHG Small Cap Value Fund
Frank H. Reichel, III is the portfolio manager of the PBHG Small Cap Value Fund. Mr. Reichel has over sixteen years of experience managing value and small cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August, 2000. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

Your Investment

Pricing Fund Shares
The Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. If the Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price value of the Fund's shares may change on days when its shares are not available for purchase or sale.

Net Asset Value (NAV)
The price of the Fund's shares is based on the Fund's net asset value (NAV). The Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Fund shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time). Fund shares are not priced on days that the New York Stock Exchange is closed.

Buying Shares
You may purchase shares of the Fund directly through the Fund's transfer agent. The price per share you will pay to invest in the Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. The transfer agent may reject any instructions that are not in good order. The Fund's NAV is calculated at the close of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, each day the exchange is open for business. The Fund's assets are generally valued at their market price. However, if a market price is unavailable or if the assets have been affected by events occurring after the close of trading, the Fund's Board of Trustees may use another method that it believes reflects fair value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, the Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.
You may also purchase shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

Concepts to understand
Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses. For more complete IRA information, consult a PBHG Shareholder Services Representative or a tax advisor.

Minimum Investments
                                                      Initial        Additional
 Regular accounts                                      $2,500        no minimum
         Uniform Gifts/Transfer to
            Minor Accounts                              $ 500        no minimum
 Traditional IRAs                                      $2,000        no minimum
 Roth IRAs                                             $2,000        no minimum
 Coverdell Education Savings Accounts                  $  500        no minimum
 Systematic Investment                                 $  500               $25
    Plans(1) (SIP)
 (1) Provided a SIP is established, the minimum initial investment for the Fund is $500 along with a monthly systematic investment of $25 or more.

Selling shares
You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of the Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

 Limitations on selling shares by phone

 Proceeds
 Sent by                  Minimum                 Maximum
 Check                    no minimum              $50,000 per day

 Wire*                    no minimum              no maximum
 ACH                      no minimum              no maximum

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.
* Wire fee is $10 per Federal Reserve Wire

Written Redemption Orders
Some circumstances require written sell orders along with medallion signature guarantees.

These include:
o        Redemptions in excess of $50,000
o        Requests to send proceeds to a different address or payee
o Requests to send proceeds to an address that has been changed within the last 30 days
o        Requests to wire proceeds to a different bank account

A medallion signature guarantee helps to protect you against fraud. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

General Policies

o    The Fund may reject or suspend acceptance of purchase orders.
o The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.
o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.
o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.
o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.
o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 10. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your house hold, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.pbhgfunds.com).

Exchanges Between Funds
You may exchange some or all PBHG Class Shares of the Fund for PBHG Class Shares of any other PBHG Fund that has PBHG Class Shares. PBHG Class Shares of the Fund may not be exchanged for Advisor Class Shares. Please note, however, that exchanges into the PBHG Limited Fund may be made only by investors who are current shareholders of that Fund, as it is currently closed to new investors. Exchanges into the PBHG New Opportunities Fund may be made only by persons who were shareholders on or before November 12, 1999, the day this Fund closed to new investors.

You may exchange some or all Advisor Class Shares of the Fund for Advisor Class Shares of any other PBHG Fund that has Advisor Class Shares. Advisor Class Shares may not be exchanged for PBHG Class Shares.

Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent. There is currently no fee for exchanges; however, the Fund may change or terminate this privilege on 60 days' notice. Please note that exchanges into the PBHG Cash Reserves Fund (which is not offered by this prospectus) from another PBHG Fund may be made only four (4) times a year.

To open an account
In Writing
Complete the application.
Mail your completed application
and a check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534

By Telephone
Call us at 1-800-433-0051 to receive an account application and receive an account number.

Wire
Have your bank send your investment to:
o        United Missouri Bank of Kansas City, N.A.
o        ABA # 10-10-00695

o        Account # 98705-23469
o        Fund name
o        Your name
o        Your Social Security or tax ID number
o        Your account number

Return the account application.
By Automated Clearing House (ACH)
Currently you may not open an account through ACH

Via the Internet
o        Visit the PBHG Funds website at http://www.pbhgfunds.com.
o        Enter the "Open An Account" screen and follow the instructions.

To add to an account

Fill out an investment slip:
Mail the slip and the check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534

Wire
Have your bank send your investment to:
o        United Missouri Bank of Kansas City, N.A.
o        ABA # 10-10-00695
o        Account # 98705-23469
o        Fund name
o        Your name
o        Your Social Security or tax ID number
o        Your account number

By Automated Clearing House (ACH)
o        Complete the bank information section on the account application.
o        Attach a voided check or deposit slip to the account application.
o The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

Via the Internet
o        Complete the bank information section on the account application.
o Enter the "My Account" section of the website and follow the instructions for purchasing shares.

To sell shares

By Mail
Write a letter of instruction that includes:
o        your name(s) and signature(s)

o        your account number
o        the Fund name
o        the dollar amount your wish to sell
o        how and where to send the proceeds

If required, obtain a medallion signature guarantee (see "Selling Shares") Mail your request to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534

Systematic Withdraw Plan
Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.
o        Complete the applicable section on the account application.
Note:  You must maintain a minimum account balance of $5,000 or more.

By Telephone
Sales orders may be placed by telephone provided this option was selected on your account application.
Please call 1-800-433-0051.
Note: sales from IRA accounts may not be made by telephone and must be made in writing.

ACH
o        Complete the bank information section on the account application.
o        Attach a voided check or deposit slip to the account application.
Note: sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

Wire
Sale proceeds may be wired at your request. Be sure PBHG Funds has your wire instructions on file.
There is a $10 charge for each wire sent by the Fund.

Via the Internet
o Enter the "My Account" section of the website and follow the instructions for redeeming shares.

Distribution and taxes
The Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.
Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are taxed at the ordinary income rate. Distributions of long-term capital gains are taxable at the long-term capital gains rate, regardless of how long you have been in the Fund. Long-term capital gains tax rates are described in the table below.
A sale or exchange of the Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange the Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

Taxes on Transactions
The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.


Taxability of Distributions

            Type of Distribution        Tax rate for 15% bracket and lower     Tax rate for brackets higher than 15%

            Dividends                   Ordinary income rate                   Ordinary income rate

            Short-term Capital Gains    Ordinary income rate                   Ordinary income rate

            Long-term Capital Gains     10%                                    20%

Distribution Arrangements
PBHG Funds(R) has PBHG Class Shares, Advisor Class Shares, Class A Shares and Class C Shares. Only the PBHG Class and Advisor Class Shares are offered by this Prospectus (each referred to as a Class). Each Class has the same rights and privileges, except (i) Advisor Class shares are subject to a shareholder service fee which is paid pursuant to a Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (ii) exchanges are not permitted between different Classes of PBHG Funds but only among the same Class; and (iii) each Class may have exclusive voting rights with respect to matters affecting only that Class.

The shareholder service fee payable pursuant to the Advisor Class Service Plan equals an aggregate rate of up to 0.25% of the Fund's average net assets attributable to Advisor Class Shares. The service fee is paid to the Funds' distributor, PBHG Fund Distributors, for providing or arranging with and paying others to provide personal services to shareholders of Advisor Class Shares and/or the maintenance of such shareholders' accounts. Because these fees are paid out of Advisor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Financial highlights

Financial highlights are not presented since the Fund is new.

For More Information

PBHG Funds

For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information (SAI)
Provides more information about the Fund and is incorporated into this Prospectus by reference.

Annual/Semi-Annual Reports
Provides financial and performance information about the Fund and its investments and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year or half-year.

To obtain the SAI, Annual/Semi-Annual Reports or other information and for shareholder inquiries:
By telephone
Call 1-800-433-0051

By mail
PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

Via the Internet
WWW.PBHGFUNDS.COM

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Investment Adviser
Pilgrim Baxter & Associates, Ltd.

Distributor
PBHG Fund Distributors

SEC file number 811-04391

PBHG Small Cap Value Fund Prospectus -- 6/03

                                                                   APPENDIX III

Thompson, Siegel & Walmsley, Inc.
PORTFOLIO APPRAISAL
TS&W Small Cap Value LLC
8-Jul-03

Cusip                  Symbol               Security                                       Quantity
-----                  ------               --------                                       --------
817826209              SE                   7-Eleven Inc                                     17,000
002535201              RNT                  Aaron Rents Inc                                  12,700
00508X203              ATU                  Actuant Corp-Cl A                                 7,300
009363102              ARG                  Airgas Inc                                       19,700
03662Q105              ANSS                 Ansys Inc                                        13,500
03875Q108              ARB                  Arbitron Inc                                      9,700
085789105              BRY                  Berry Petroleum Co-Cl A                           9,200
090572207              BIO                  Bio-Rad Laboratories-Class A                      3,500
096761101              BOBE                 Bob Evans Farms                                  10,800
109043109              BGG                  Briggs & Stratton                                 5,000
126600105              CVBF                 CVB Financial Corp                               11,100
2200530                CBI                  Chicago Bridge & Iron - NY shares                 8,200
179895107              CLC                  Clarcor Inc.                                      5,400
197231103              CBBO                 Columbia Bancorp                                  8,940
2213572                CRK                  Comstock Resources Inc.                          20,900
22025E104              CPV                  Correctional Properties Trust                     5,900
228255105              CCK                  Crown Holdings Inc                               17,000
2241205                CW                   Curtiss-Wright Corp                               2,400
253922108              DCOM                 Dime Community Bancshares                        12,775
29265N108              EGN                  Energen Corp                                     10,700
292866100              EASI                 Engineered Support Systems                        8,900
296315104              ESE                  Esco Technologies                                 9,500
302563101              FPIC                 FPIC Insurance Group Inc                         16,000
30744P102              FRGO                 Fargo Electronics                                17,000
320239106              FFCH                 First Financial Holding Inc                       7,800
302445101              FLIR                 Flir Systems                                     10,600
42210P102              HDWR                 Headwaters Inc                                   13,200
431294107              HRH                  Hilb, Rogal & Hamilton Co.                        7,300
442120101              THX                  Houston Exploration Co                            4,800
452526106              BLUD                 Immucor Inc                                       8,300
480838101              JOSB                 Jos A Bank Clothiers                              5,600
514936103              LFG                  LandAmerica Financial Group                       7,500
541419107              LOGI                 Logitech International ADR                        8,400
553777103              MTSC                 MTS Systems Corp                                 21,400
55972F146              MHR                  Magnum Hunter Resources Inc                      20,800
564563104              MANT                 Mantech International                             9,100
629865205              NTE                  Nam Tai Electronics Inc                          31,500
676255102              OLG                  Offshore Logistics Inc                           11,600
68618W100              OFG                  Oriental Financial Group                         16,325
693149106              PTSI                 P.A.M. Transportation Svcs                       11,400
695112102              PHS                  Pacificare Health Systems                         7,700
70159Q104              PKY                  Parkway Properties Inc                            8,400
707882106              PVA                  Penn Virginia Corp                                4,600
717124101              PPDI                 Pharmaceutical Product Development Inc            9,500
720279108              PIR                  Pier 1 Imports                                   12,400
749685103              RPM                  RPM International Inc                            15,700
761230101              RESP                 Respironics Inc                                   8,900
766573109              RHT                  Right Management Consultants                     11,850
772739207              RKT                  Rock-Tenn Co                                     13,800
780287108              RGLD                 Royal Gold                                        8,400
800013104              SAFM                 Sanderson Farms Inc                              10,000
808541106              SWM                  Schweitzer-Mauduit International                 12,400
80874P109              SGMS                 Scientific Games Corp A                          24,700
824889109              SCVL                 Shoe Carnival                                    15,600
859158107              STL                  Sterling Bancorp NY                              10,004
861642106              SGY                  Stone Energy Corp                                 4,294
2884569                TSO                  Tesoro Petroleum Corp                            22,200
893416107              TSAI                 Transaction Systems Architects, Inc.              6,200
90262T308              UCBH                 UCBH Holdings Inc                                15,000
2910118                UGI                  UGI Corp                                         11,700
963801105              WEDC                 White Electronic Designs                         13,100
97650W108              WTFC                 Wintrust Financial Corp                           9,250
2469450                INT                  World Fuel Services                               9,500
55972F138              MHR/WS/A             Magnum Hunter Resources Warrant                   2,740